Exhibit 10.1

COMMON STOCK PURCHASE AGREEMENT

This COMMON STOCK PURCHASE AGREEMENT is made and entered into as of June 5, 2026 (this “Agreement”), by and among Leonite Fund I, LP (the “Investor”), and Cardiff Lexington Corporation, a Nevada corporation (the “Company”).

RECiTALS

WHEREAS, the parties desire that, upon the terms and subject to the conditions and limitations set forth herein, the Company may issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to $25,000,000 of the Company’s shares of common stock, $0.001 par value per share (the “Common Stock,” which can be increased, at the Company’s option, to up to $75,000,000 of Common Stock;

WHEREAS, the parties hereto are concurrently entering into a Registration Rights Agreement in the form attached as Exhibit A hereto (the “Registration Rights Agreement”), pursuant to which the Company shall provide Investor with certain registration rights related to the shares issued under this Agreement, upon the terms and subject to the conditions set forth therein; and

WHEREAS, in consideration for the Investor’s execution and delivery of this Agreement, the Company shall cause its Transfer Agent to issue to the Investor the Commitment Shares (as defined herein) in accordance with the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I
PURCHASE AND SALE OF COMMON STOCK

Section 1.1. Purchase and Sale of Stock. Upon the terms and subject to the conditions of this Agreement, during the Investment Period, the Company, in its sole discretion, shall have the right, but not the obligation, to issue and sell to the Investor, and the Investor shall purchase from the Company, up to the $25,000,000 of shares of Common Stock, by the delivery to the Investor of Fixed Purchase Notices as provided in Article II; provided that the Company shall have the right, in its sole discretion, to increase the such amount up to a maximum aggregate amount of $75,000,000 (the “Total Purchase Commitment”).

Section 1.2. Closing Date; Settlement Dates. This Agreement shall become effective and binding (the “Closing”) upon the delivery of counterpart signature pages of this Agreement and the Registration Rights Agreement executed by each of the parties hereto and thereto, and the delivery of all other documents, instruments and writings required to be delivered at the Closing, in each case as provided in Section 6.1, to the offices of Pryor Cashman LLP, 7 Times Square, New York, NY 10036, at 1:00 p.m., New York City time, on the Closing Date, or such other time and place as the parties hereto shall agree. In consideration of, and in express reliance upon, the representations, warranties and covenants contained in, and upon the terms and subject to the conditions of, this Agreement, during the Investment Period the Company, at its sole option and discretion, may issue and sell to the Investor, and, if the Company elects to so issue and sell, the Investor shall purchase from the Company, the Shares in respect of each Fixed Purchase (each, a “Settlement”). The payment for the Shares in respect of each Fixed Purchase shall occur (a)(i) if all of the Common Stock is received by the Investor on or before 1:00 p.m. New York City time on any Trading Day with respect to any Fixed Purchase, then payment therefor shall be made on the next Trading Day and (ii) if all of the Common Stock is received by the Investor after 1:00 p.m. New York City time on any Trading Day with respect to any Fixed Purchase, then payment therefor shall be made on the second (2nd) Trading Day thereafter, and (b) in accordance with Article II hereof; provided, that all of the conditions precedent in Article VI shall have been fulfilled at the applicable times set forth in Article VI.

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Section 1.3. Initial Public Announcements and Required Filings. The Company shall, if required by the Commission’s rules and within the time period required under the Exchange Act, file with the Commission a Current Report on Form 8-K describing the material terms of the transactions contemplated by the Transaction Documents, including, without limitation, the issuance of the Commitment Shares to the Investor, and attaching as exhibits thereto copies of each of this Agreement, the Registration Rights Agreement, and, if applicable, any press release issued by the Company disclosing the execution of this Agreement by the Company (including all exhibits thereto, the “Current Report”). The Company shall provide the Investor a reasonable opportunity to comment on a draft of the Current Report prior to filing the Current Report with the Commission and shall give due consideration to all such comments. From and after the filing of the Current Report with the Commission, the Company shall have publicly disclosed all material, nonpublic information delivered to the Investor (or the Investor’s representatives or agents) by the Company, any of its Subsidiaries, or any of their respective officers, directors, employees, agents or representatives (if any) in connection with the transactions contemplated by the Transaction Documents. The Investor covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in this Section 1.3, the Investor shall maintain the confidentiality of all disclosures made to it in connection with the transactions contemplated by the Transaction Documents (including the existence and terms of the transactions), except that the Investor may disclose the terms of such transactions to its financial, accounting, legal and other advisors (provided that the Investor directs such Persons to maintain the confidentiality of such information). The Company shall use its reasonable best efforts to prepare and, as soon as practicable, but in no event later than the applicable Filing Deadline, file with the Commission the Registration Statement covering the resale by the Investor of the Registrable Securities in accordance with the Securities Act and the Registration Rights Agreement. . At or before 8:30 a.m. (New York City time) on the second (2nd) Trading Day immediately following the Effective Date of the Registration Statement, the Company shall use its reasonable best efforts to file with the Commission in accordance with Rule 424(b) under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (or post-effective amendment thereto).

Article II
PURCHASE TERMS

Subject to the satisfaction or (to the extent permitted by applicable law) waiver of the conditions set forth in this Agreement, the parties agree (unless otherwise mutually agreed upon by the parties in writing) as follows:

Section 2.1. Fixed Purchases. Upon the initial satisfaction of all of the conditions set forth in set forth in Section 6.2 (the “Commencement” and the date of initial satisfaction of all of such conditions, the “Commencement Date”), and from time to time thereafter, subject to the satisfaction of all of the conditions set forth in Section 6.3, and on any Trading Day selected by the Company where the Closing Sale Price on the applicable national market, or quotation service, is equal to or greater than $0.20, the Company shall have the right, but not the obligation, to direct the Investor, by its delivery to the Investor of a Fixed Purchase Notice, to purchase a Fixed Purchase Share Amount not to exceed the applicable Fixed Purchase Maximum Amount (calculated as of the applicable Fixed Purchase Date), at the applicable Fixed Purchase Price therefor in accordance with this Agreement (each such purchase, a “Fixed Purchase”); provided, however, that the Investor’s committed obligation under any single Fixed Purchase shall not exceed the Fixed Purchase Maximum Amount calculated as of the applicable Fixed Purchase Date (provided that all shares of Common Stock in respect of all prior Fixed Purchases shall have been delivered to the Investor via Deposit/Withdrawal at Custodian (“DWAC”)). If the Company delivers any Fixed Purchase Notice directing the Investor to purchase a Fixed Purchase Share Amount in excess of the applicable Fixed Purchase Maximum Amount (calculated as of the applicable Fixed Purchase Date), such Fixed Purchase Notice shall be void ab initio to the extent of the amount by which the Fixed Purchase Share Amount set forth in such Fixed Purchase Notice exceeds such applicable Fixed Purchase Maximum Amount, and the Investor shall have no obligation to purchase such excess Shares in respect of such Fixed Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the applicable Fixed Purchase Maximum Amount in such Fixed Purchase. The Company may deliver a Fixed Purchase Notice, in the Form attached hereto as Annex 2.1, to the Investor as often as every Trading Day, so long as (i) the Closing Sale Price of the Common Stock on such Trading Day is not less than $0.20, (ii) all Shares subject to all prior Fixed Purchase Notices have theretofore been received by the Investor as DWAC Shares and (iii) the Investor receives, after 4:00 p.m., New York City time, but prior to 5:00 p.m., New York City time, on such Trading Day, a valid Fixed Purchase Notice for such Fixed Purchase in accordance with this Agreement.

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Section 2.2. Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not issue or sell, and the Investor shall not purchase or acquire, any shares of Common Stock under this Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by the Investor and its Affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor of more than 4.99% of the outstanding shares of Common Stock (the “Beneficial Ownership Limitation”). Upon the written or oral request of the Investor, the Company shall promptly (but not later than the next business day on which the Transfer Agent is open for business) confirm orally or in writing to the Investor the number of shares of Common Stock outstanding as of the most recent date for which the Transfer Agent has such information. The Investor and the Company shall each cooperate in good faith in the determinations required under this Section 2.2 and the application of this Section 2.2. The Investor’s written certification to the Company of the applicability of the Beneficial Ownership Limitation, and the resulting effect thereof hereunder at any time, shall be conclusive with respect to the applicability thereof and such result absent manifest error. The provisions of this Section 2.2 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2.2 to the extent necessary to properly give effect to the limitations contained in this Section 2.2.

Section 2.3. Commitment Shares.

(a) In consideration for the Investor’s execution and delivery of this Agreement, the Company shall issue to the Investor a number of shares of Common Stock equal to $250,000 divided by the closing price of the Common Stock on the Effective Date (or $750,000 if the Company elects to increase the Total Purchase Commitment to $75,000,000, divided by the most recent closing price of the Common Stock on the date of issuance of such incremental Commitment Shares) (collectively, the “Commitment Shares”) upon written demand by the Investor within one (1) Trading Day of such written demand, subject to the Beneficial Ownership Limitation.

(b) The Company shall deliver irrevocable instructions to its Transfer Agent to issue to the Investor or its designee(s) the Commitment Shares as DWAC Shares. The Commitment Shares shall be issued pursuant to the Registration Statement and the Prospectus and shall be freely tradable and transferable and without restriction on resale and without any stop transfer instructions maintained against the transfer thereof.

(c) For the avoidance of doubt, all of the Commitment Shares shall be fully earned as of the Closing Date, regardless of whether any Fixed Purchases are effected hereunder and regardless of any subsequent termination of this Agreement.

Article III
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

The Investor hereby makes the following representations, warranties and covenants to the Company:

Section 3.1. Organization and Standing of the Investor. The Investor is a duly organized company, validly existing and in good standing under the laws of the State of Delaware.

Section 3.2. Authorization and Power. The Investor has the requisite company power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement and to purchase or acquire the Securities in accordance with the terms hereof. The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary company action, and no further consent or authorization of the Investor, its Board of Directors or its equity holders is required. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership, or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

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Section 3.3. No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation by the Investor of the transactions contemplated hereby and thereby do not and shall not (a) result in a violation of such Investor’s certificate of formation or other applicable organizational instruments, (b) conflict with, constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Investor is a party or is bound, (c) create or impose any lien, charge or encumbrance on any property of the Investor under any agreement or any commitment to which the Investor is party or under which the Investor is bound or under which any of its properties or assets are bound, or (d) result in a violation of any federal, state, local or foreign statute, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or by which any of its properties or assets are bound or affected, except, in the case of clauses (b), (c) and (d), for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, prohibit or otherwise interfere with, in any material respect, the ability of the Investor to enter into and perform its obligations under this Agreement and the Registration Rights Agreement. The Investor is not required under any applicable federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the Registration Rights Agreement or to purchase or acquire the Securities in accordance with the terms hereof; provided, however, that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and warranties and the compliance with the relevant covenants and agreements of the Company in the Transaction Documents to which it is a party.

Section 3.4. Investment Purpose. The Investor is acquiring the Securities for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act; provided, however, that by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with, or pursuant to, a registration statement filed pursuant to the Registration Rights Agreement or an applicable exemption under the Securities Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Securities.

Section 3.5. Accredited Investor Status. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

Section 3.6. Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

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Section 3.7. Information. All materials relating to the business, financial condition, management and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Investor have been furnished or otherwise made available to the Investor or its advisors, including, without limitation, the Commission Documents. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor is able to bear the economic risk of an investment in the Securities and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of a proposed investment in the Securities. The Investor and its advisors have been afforded the opportunity to ask questions of and receive answers from representatives of the Company concerning the financial condition and business of the Company and other matters relating to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement or in any other Transaction Document to which the Company is a party or the Investor’s right to rely on any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby (including, without limitation, the opinions of the Company’s counsel delivered pursuant to Section 6.2(n)). The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Investor understands that it (and not the Company) shall be responsible for its own tax liabilities that may arise as a result of this investment or the transactions contemplated by this Agreement. The Investor has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Securities and participation in the transactions contemplated by this Agreement (a) are fully consistent with its financial needs, objectives and condition, (b) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to it, (c) have been duly authorized and approved by all necessary action, (d) do not and will not violate or constitute a default under its charter, by-laws or other constituent document or under any law, rule, regulation, agreement or other obligation by which it is bound and (e) are a fit, proper and suitable investment for the Investor, notwithstanding the substantial risks inherent in investing in or holding the Securities.

Section 3.8. No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

Section 3.9. No General Solicitation. The Investor is not purchasing or acquiring the Securities as a result of any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

Section 3.10. Not an Affiliate. The Investor is not an officer, director or an Affiliate of the Company. As of the date of this Agreement, the Investor does not beneficially own any shares of Common Stock or securities exercisable for or convertible into shares of Common Stock, and during the Restricted Period, the Investor will not acquire beneficial ownership of any shares of the Company’s capital stock (including shares of Common Stock or securities exercisable for or convertible into shares of Common Stock) other than pursuant to this Agreement; provided, however, that nothing in this Agreement shall prohibit or be deemed to prohibit the Investor from purchasing, in an open market transaction or otherwise, shares of Common Stock necessary to make delivery by the Investor in satisfaction of a sale by the Investor of Shares that the Investor anticipated receiving from the Company in connection with the settlement of a Fixed Purchase if the Company or the Transfer Agent shall have failed for any reason to electronically transfer all of the Shares subject to such Fixed Purchase to the Investor by crediting the Investor’s or its designated Broker-Dealer’s account at DTC through its DWAC delivery system, at or prior to the applicable time required by and otherwise in compliance with this Agreement.

Section 3.11. No Prior Short Sales. At no time prior to the date of this Agreement has any of the Investor, its agents, representatives or Affiliates engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

Section 3.12. Statutory Underwriter Status. The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling stockholder” in the Registration Statement and in any Prospectus contained therein to the extent required by applicable law.

Section 3.13. No “Bad Actor” Disqualification. The Investor has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act. Neither such Investor nor any of its Rule 506(d) Related Parties is a “bad actor” within the meaning of Rule 506(d) of the Securities Act. For purposes of this Agreement, a “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act.

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Article IV

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

Except as set forth in the disclosure schedule delivered by the Company to the Investor (which is hereby incorporated by reference in, and constitutes an integral part of, this Agreement) (the “Disclosure Schedule”), the Company hereby makes the following representations, warranties and covenants to the Investor:

Section 4.1. Organization, Good Standing and Power. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

Section 4.2. Authorization, Enforcement. Each of the Company and its Subsidiaries has the requisite corporate or other power and authority to enter into and perform its obligations under each of the Transaction Documents to which it is a party and, in the case of the Company, to issue the Securities in accordance with the terms hereof and thereof. Except for approvals of the Company’s Board of Directors or a committee thereof as may be required in connection with any issuance and sale of Shares to the Investor hereunder (which approvals shall be obtained prior to the delivery of any Fixed Purchase Notice), the execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate or other action (as applicable) on the part of the Company, and except as set forth in Schedule 4.2, no further consent or authorization of the Company or its Board of Directors or its stockholders, or any other Person is required in order for the Company to execute, deliver and perform its respective obligations under the Transaction Documents to which it is a party. Each of the Transaction Documents to which the Company is a party has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

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Section 4.3. Capitalization. All of the outstanding shares of capital stock of the Company and each of its Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, and, except as otherwise set forth in the Commission Documents, all outstanding shares of capital stock or membership interests of the Subsidiaries are owned by the Company either directly or through wholly owned Subsidiaries and are free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances. Except as set forth in the Commission Documents, this Agreement and Schedule 4.3, there are no agreements or arrangements under which the Company is obligated to register the sale of any securities under the Securities Act, other than those that have or may be issued or granted in the ordinary course of business pursuant to the Company’s equity incentive and/or compensatory plans or arrangements. Except as set forth in the Commission Documents or Schedule 4.3, no shares of capital stock of the Company are entitled to preemptive rights and there are no outstanding debt securities and no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company other than those issued or granted in the ordinary course of business pursuant to the Company’s equity incentive and/or compensatory plans or arrangements. Except for customary transfer restrictions contained in agreements entered into by the Company to sell restricted securities or as set forth in the Commission Documents, the Company is not a party to, and it has no Knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth in the Commission Documents or Schedule 4.3, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any of the other Transaction Documents or the consummation of the transactions described herein or therein. The Company has made available via EDGAR true and correct copies of the Company’s Articles of Incorporation as in effect on the date hereof including, without limitation, any and all certificates of designation of preferred stock (the “Charter”), and the Company’s Bylaws as in effect on the Closing Date (the “Bylaws”).

Section 4.4. Issuance of Securities. The Commitment Shares have been, and the Shares to be issued under this Agreement have been, or with respect to Shares to be purchased by the Investor pursuant to a particular Fixed Purchase Notice will be, prior to the delivery to the Investor hereunder of such Fixed Purchase Notice duly authorized by all necessary corporate action on the part of the Company. The Commitment Shares, when issued to the Investor in accordance with this Agreement, and the Shares, when issued and sold against payment therefor in accordance with this Agreement, shall be validly issued and outstanding, fully paid and non-assessable and free from all liens, charges, taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances with respect to the issue thereof, and the Investor shall be entitled to all rights accorded to a holder of Common Stock. As of the date of this Agreement, 50,000,000 shares of Common Stock have been duly authorized and reserved by the Company for issuance and sale by the Company to the Investor as Shares under this Agreement, and 166,667 shares of Common Stock have been duly authorized by the Company for issuances by the Company to the Investor as Commitment Shares under this Agreement.

Section 4.5. No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby do not and shall not (a) result in a violation of any provision of the Charter or Bylaws, (b) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or of the Company’s Subsidiaries is a party or is bound, (c) create or impose a lien, charge or encumbrance on any property or assets of the Company or of the Company’s Subsidiaries under any agreement or any commitment to which the Company or of the Company’s Subsidiaries is a party or by which the Company or of the Company’s Subsidiaries is bound or to which any of their respective properties or assets is subject, or (d result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree applicable to the Company or of the Company’s Subsidiaries or by which any property or asset of the Company or of the Company’s Subsidiaries are bound or affected (including federal and state securities laws and regulations and the rules and regulations of the Trading Market), except, in the case of clauses (b), (c) and (d), for such conflicts, defaults, terminations, amendments, acceleration, cancellations, liens, charges, encumbrances and violations as would not, individually or in the aggregate, have a Material Adverse Effect. Except as specifically contemplated by this Agreement or the Registration Rights Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required under any federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency (including, without limitation, the Trading Market) in order for it to execute, deliver or perform any of its respective obligations under the Transaction Documents to which it is a party, or to issue the Securities to the Investor in accordance with the terms hereof and thereof (other than such consents, authorizations, orders, filings or registrations as have been obtained or made prior to the Closing Date); provided, however, that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the representations and warranties of the Investor in this Agreement and the compliance by it with its covenants and agreements contained in this Agreement and the Registration Rights Agreement.

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Section 4.6. Commission Documents, Financial Statements; Disclosure Controls and Procedures; Internal Controls Over Financial Reporting; Accountants.

(a) The Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all Commission Documents for the twelve months preceding the date of this Agreement required to be filed by it (the “Filed Commission Documents”). The Company has delivered or made available to the Investor via EDGAR or otherwise true and complete copies of the Filed Commission Documents prior to the Closing Date. As of its filing date, each Commission Document complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and other federal, state and local laws, rules and regulations applicable to it, and, as of its filing date (or, if amended or superseded by a filing prior to the Closing Date, on the date of such amended or superseded filing). Each Registration Statement, on the date it is filed with the Commission, on the date it is declared effective by the Commission and on each Fixed Purchase Date, shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 415 under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, except that this representation and warranty shall not apply to statements in or omissions from such Registration Statement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. The Prospectus and each Prospectus Supplement required to be filed pursuant to this Agreement or the Registration Rights Agreement after the Closing Date, when taken together, on its date, on each Fixed Purchase Date shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 424(b) under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty shall not apply to statements in or omissions from the Prospectus or any Prospectus Supplement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. Each Commission Document to be filed with or furnished to the Commission after the Closing Date and filed as part of or incorporated by reference in the Registration Statement, or the Prospectus included therein or any Prospectus Supplement thereto required to be filed pursuant to this Agreement or the Registration Rights Agreement (including, without limitation, the Current Report), when such document is filed with or furnished to the Commission and, if applicable, when such document becomes effective, as the case may be, shall comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and other federal, state and local laws, rules and regulations applicable to it. There are no outstanding or unresolved comments or undertakings in such comment letters received by the Company from the Commission. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act. To the Company’s Knowledge, the Commission has not commenced any enforcement proceedings against the Company or any of its Subsidiaries.

(b)                 The financial statements and schedules of the Company and its consolidated Subsidiaries to be filed as part of or incorporated by reference in the Registration Statement, or the Prospectus included therein or any Prospectus Supplement thereto, present fairly in all material respects the financial condition, results of operations and cash flows of the Company and its consolidated Subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of Regulation S-X, and have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Commission Documents and the Registration Statement fairly presents the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto. The statistical and market-related data included or incorporated by reference in the Commission Documents or any Registration Statement are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate and, to the extent required, the Company has obtained the written consent to the use of such data from such source.

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(c) The Company and the Subsidiaries have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act). Except as disclosed in Commission Documents, such disclosure controls and procedures are designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established. The Company and the Subsidiaries have established and maintain internal control over financial reporting (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act). Except as disclosed in Commission Documents, such internal control over financial reporting is designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language in the Commission Documents fairly presents the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies and material weaknesses in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls. Since the date of the most recent evaluation of such disclosure controls and procedures, except as disclosed in Commission Documents, there have been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies.

(d) The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, which are applicable to it as of the date hereof.

(e) The Company’s accountants are set forth in the Commission Documents and, to the Knowledge of the Company, such accountants are an independent registered public accounting firm as required by the Securities Act.

Section 4.7. Subsidiaries. The Filed Commission Documents set forth each subsidiary (each, a “Subsidiary,” and collectively, the “Subsidiaries”), of the Company as of the Commencement Date, other than those that may be omitted pursuant to Item 601 of Regulation S-K, showing its jurisdiction of incorporation or organization, and the Company does not have any other Subsidiaries as of the Commencement Date. No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described or incorporated by reference in, or contemplated by, the Registration Statement and the Prospectus, or as would not reasonably be expected to have a Material Adverse Effect.

Section 4.8. No Material Adverse Effect or Material Adverse Change, No Undisclosed Liabilities. Except as otherwise disclosed in any Commission Document or in Schedule 4.8, since the end of the Company’s most recent audited fiscal year: (a) the Company has not experienced or suffered any Material Adverse Effect, and, to the Company’s Knowledge, there exists no current state of facts, condition or event which would have a Material Adverse Effect; (b) there has not occurred any material adverse change, or any development that would reasonably be expected to result in a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company from that set forth in the Commission Documents; (c) neither the Company nor any of its Subsidiaries has incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (d) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (e) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company. Neither the Company nor any of its Subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any Subsidiary (including the notes thereto) in conformity with GAAP and are not disclosed in the Commission Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries respective businesses and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

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Section 4.9. No Undisclosed Events or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (a) would be required to be disclosed by the Company under applicable securities laws in the Registration Statement or the Prospectus, which has not been disclosed or incorporated by reference in the Filed Commission Documents, or (b) would reasonably be expected to have a Material Adverse Effect.

Section 4.10. Indebtedness. The Filed Commission Documents set forth all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments through such date. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements, indemnities and other contingent obligations in respect of Indebtedness of others in excess of $100,000, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. Except as set forth in the Filed Commission Documents and Schedule 4.10, there is no existing or continuing default or event of default in respect of any Indebtedness of the Company or any of its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to Title 11 of the United States Code or any similar federal or state bankruptcy law or law for the relief of debtors, nor does the Company have any Knowledge that its creditors intend to initiate involuntary bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under Title 11 of the United States Code or any other federal or state bankruptcy law or any law for the relief of debtors. Except as set forth in the Filed Commission Documents, the Company is financially solvent and is generally able to pay its debts as they become due.

Section 4.11. Title to Assets. The Company and each of its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described or incorporated by reference in the Registration Statement and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries, in each case except as described or incorporated by reference in the Registration Statement and the Prospectus

Section 4.12. Actions Pending. Except as disclosed in Commission Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries, or any of their respective officers or directors in their capacities as such, which would reasonably be expected to have a Material Adverse Effect.

Section 4.13. Compliance With Laws. During the 12-month period immediately preceding the date hereof, except as described in the Filed Commission Documents, the Company and each of its Subsidiaries is and at all times has been in material compliance with all applicable U.S. and foreign statutes, rules, or regulations applicable to Company and its Subsidiaries (“Applicable Laws”), except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

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Section 4.14. Certain Fees. Except as set forth on Schedule 4.14, no brokerage or finder’s fees or commissions are or will be payable by the Company or of the Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 4.14 incurred by the Company or of the Subsidiaries that may be due or payable in connection with the transactions contemplated by the Transaction Documents.

Section 4.15. Operation of Business. The Company and the Subsidiaries possess or have obtained, all licenses, certificates, consents, orders, approvals, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental entity that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as currently conducted, as described or incorporated by reference in the Registration Statement and the Prospectus (the “Permits”), except where the failure to possess, obtain or make the same would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any Subsidiary has received written notice of any proceeding relating to revocation or modification of any such Permit or has any reason to believe that such Permit will not be renewed in the ordinary course, except where the failure to obtain any such renewal would not, individually or in the aggregate, have a Material Adverse Effect. This Section 4.15 does not relate to environmental matters, such items being the subject of Section 4.16.

Section 4.16. Environmental Compliance. To the Knowledge of the Company, the Company and its Subsidiaries are not in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim. Other than as set forth or incorporated by reference in the Registration Statement and the Prospectus, there is no judgment, decree, injunction, rule, writ or order of any governmental entity under any Environmental Laws outstanding against the Company and its Subsidiaries which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 4.17. Material Agreements. Except as set forth in the Commission Documents, neither the Company nor any Subsidiary of the Company is a party to any written or oral contract, instrument, agreement commitment, obligation, plan or arrangement, in each case, that is material to the Company and its Subsidiaries, taken as a whole (collectively, “Material Agreements”). Each of the Material Agreements described in the Commission Documents conform in all material respects to the descriptions thereof contained or incorporated by reference therein. Except as set forth in Schedule 4.17, the Company and each of its Subsidiaries have performed in all material respects all the obligations then required to be performed by them under the Material Agreements, have received no notice of default or an event of default by the Company or any of its Subsidiaries thereunder and are not aware of any basis for the assertion thereof, and neither the Company or any of its Subsidiaries nor, to the Knowledge of the Company, any other contracting party thereto are in default under any Material Agreement now in effect, the result of which would have a Material Adverse Effect. Each of the Material Agreements is in full force and effect, and constitutes a legal, valid and binding obligation enforceable in accordance with its terms against the Company and/or any of its Subsidiaries and, to the Knowledge of the Company, each other contracting party thereto, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

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Section 4.18. Transactions With Affiliates. Except as disclosed in the Commission Documents, none of the Company’s, officers or directors, or to the Company’s Knowledge, none of the Company’s stockholders or any family member or Affiliate of any of the foregoing, has either directly or indirectly an interest in, or is a party to, any transaction that would be required to be disclosed as a related party transaction pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

Section 4.19. Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted, except as would not reasonably be expected to have a Material Adverse Effect. None of the Company’s material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or, by the terms and conditions thereof, will expire or terminate within two years from the date of this Agreement, except as would not reasonably be expected to have a Material Adverse Effect. The Company has no Knowledge of any infringement by the Company or the Subsidiaries of any material trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others, and there is no claim, action or proceeding being made or brought against, or to the Company’s Knowledge, being threatened against, the Company or the Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement, which would reasonably be expected to have a Material Adverse Effect.

Section 4.20. Investment Company Act Status. The Company is not required to be registered as, and immediately after receipt of payment for the Shares will not be required to be registered as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 4.21. Benefit Plans; Labor Matters. Each benefit and compensation plan, agreement, policy and arrangement that is maintained, administered or contributed to by the Company for current or former employees or directors of, or independent contractors with respect to, the Company has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, and the Company has complied in all material respects with all applicable statutes, orders, rules and regulations in regard to such plans, agreements, policies and arrangements. Each stock option granted under any equity incentive plan of the Company (each, a “Stock Plan”) was granted with a per share exercise price no less than the market price per common share on the grant date of such option in accordance with the rules of the Trading Market, and no such grant involved any “back-dating,” “forward-dating” or similar practice with respect to the effective date of such grant; each such option (a) was granted in compliance in all material respects with Applicable Laws and with the applicable Stock Plan(s), (b) was duly approved by the Company’s Board of Directors, and (c) has been properly accounted for in the Company’s financial statements and disclosed, to the extent required, in the Company’s filings or submissions with the Commission, and the Trading Market. Neither the Company nor any Subsidiary is in violation of or has received written notice of any violation with respect to any federal or state law, regulation or rule relating to discrimination in the hiring, termination, promotion, employment or pay of employees, nor any applicable federal or state wages and hours law, nor any state law, regulation or rule precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. There are no existing or, to the Knowledge of the Company, threatened labor disputes with the employees of the Company or any of the Subsidiaries that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.22. Taxes.  Each of the Company and the Subsidiaries has filed on a timely basis (including in accordance with any applicable extensions) all material necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof or have properly requested extensions thereof, and have paid all taxes shown as due thereon, and if due and payable, any related or similar assessment, fine or penalty levied against the Company or of the Subsidiaries. Except as disclosed in the Commission Documents, no material tax deficiency has been asserted against any such entity, and the Company has no Knowledge of any tax deficiency that is likely to be asserted against any such entity that, individually or in the aggregate, if determined adversely to any such entity, would reasonably be expected to have a Material Adverse Effect. All material tax liabilities are adequately provided for on the respective books of the Company and the Subsidiaries.

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Section 4.23. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, environmental liabilities, acts of vandalism, terrorism, earthquakes, flood and all other risks customarily insured against, all of which insurance is in full force and effect. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

Section 4.24. Dilutive Effect. The Company is aware and acknowledges that issuance of the Securities could cause dilution to existing stockholders and could significantly increase the outstanding number of shares of Common Stock. The Company further acknowledges that its obligation to issue the Commitment Shares and to issue the Shares pursuant to the terms of a Fixed Purchase in accordance with this Agreement is, in each case, unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

Section 4.25. Manipulation of Price. The Company has not, and to its Knowledge no Person acting on its behalf has, (a) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (b) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (c) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company. Neither the Company nor any of its officers, directors or Affiliates will during the term of this Agreement, and, to the Knowledge of the Company, no Person acting on their behalf will during the term of this Agreement, take any of the actions referred to in the immediately preceding sentence.

Section 4.26. Securities Act. The Company has complied and shall comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder, including, without limitation, the applicable requirements of the Securities Act. Each Registration Statement, upon filing with the Commission and at the time it is declared effective by the Commission, shall satisfy all of the requirements of the Securities Act to register the resale of the Registrable Securities included therein by the Investor in accordance with the Registration Rights Agreement on a delayed or continuous basis under Rule 415 under the Securities Act at then-prevailing market prices, and not fixed prices. The Company is not, and has not previously been at any time, an issuer identified in, or subject to, Rule 144(i).

Section 4.27. Listing and Maintenance Requirements; DTC Eligibility. Except as disclosed in the Filed Commission Documents, the Company has not, in the twelve (12) months preceding the date hereof, received any written notice from any Person to the effect that the Company is not in compliance with the listing or maintenance requirements of the Trading Market. Except as disclosed in the Commission Documents, the Company is in compliance with all such listing and maintenance requirements of the Trading Market. The Common Stock is eligible for participation in the DTC book entry system and has shares on deposit at DTC for transfer electronically to third parties via DTC through its DWAC delivery system. The Company has not received notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated.

Section 4.28. Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Charter or the laws of the State of Nevada that is or could become applicable to the Investor as a result of the Investor and the Company fulfilling their respective obligations or exercising their respective rights under the Transaction Documents (as applicable), including, without limitation, as a result of the Company’s issuance of the Securities and the Investor’s ownership of the Securities.

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Section 4.29. Foreign Corrupt Practices. Neither the Company or Subsidiary, nor to the Knowledge of the Company, any agent or other Person acting on behalf of the Company, has (a) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by the Company (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (d) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”).

Section 4.30. Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

Section 4.31. OFAC. Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its Subsidiaries (a) is currently subject to any sanctions administered by the U.S. government, including the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union, or the United Kingdom (including sanctions administered or controlled by Her Majesty’s Treasury) (collectively, “Sanctions” and such persons, “Sanctioned Persons”) or other relevant sanctions authority, and (b) will use the proceeds of this offering, directly or indirectly, to fund or facilitate the activities of any Sanctioned Persons or entity or any country, region or territory that is, at the time of such funding or facilitation, subject to Sanctions or any person or entity located in a country, region or territory subject to Sanctions (including any administered or enforced by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, or the United Kingdom (including sanctions administered or controlled by Her Majesty’s Treasury). Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its Subsidiaries, is a Person that is, or is 50% or more owned or otherwise controlled by a Person that is: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country, region or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country, region or territory (including at the time of this agreement, Cuba, Iran, North Korea, Syria and Crimea) (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”). The Company and its Subsidiaries have not engaged in any dealings or transactions with or for the benefit of Sanctioned Persons, or with or in a Sanctioned Country, in the preceding three years, nor does the Company or any of its Subsidiaries have any plans to deal or transact with Sanctioned Persons, or with or in Sanctioned Countries.

Section 4.32. Information Technology; Compliance with Data Privacy Laws. To the best of the Company’s Knowledge and as previously disclosed under Commission Documents, (a) there have been no material breaches or violations of (or unauthorized access to) the Company, or the Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications and databases (collectively, the “IT Systems”) or any personal, personally identifiable, sensitive, confidential or regulated data (collectively, “Personal Data”) processed or stored by or on behalf of the Company or the Subsidiaries, except for those that have been remedied without material cost or liability or the duty to notify any regulator, nor are there any pending internal investigations of the Company or the Subsidiaries relating to the same and (b) the Company and the Subsidiaries are presently in compliance in all material respects with all Applicable Laws, statutes and regulations and contractual obligations relating to the privacy and security of IT Systems and Personal Data.

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Section 4.33. No Disqualification Events. None of the Company, any of their predecessors, any affiliated issuer, any director, general partner executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

Section 4.34. ERISA. Except as set forth in the Commission Documents, the Company is not a party to an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which: (a) is subject to Title IV of ERISA and (b) is or was at any time maintained, administered or contributed to by the Company or any of its ERISA Affiliates (as defined hereafter). These plans are referred to collectively herein as the “Employee Plans.” An “ERISA Affiliate” of any person or entity means any other person or entity which, together with that Person or entity, could be treated as a single employer under Section 414(b), (c), (m) or (o) of the Code. Each Employee Plan has been maintained in material compliance with its terms and the requirements of Applicable Law. Except as set forth or incorporated by reference in the Registration Statement and the Prospectus, there is no liability in respect of post-retirement health and medical benefits for retired employees of the Company or any of its ERISA Affiliates, other than medical benefits required to be continued under Applicable Law. No “prohibited transaction” (as defined in either Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Employee Plan; and each Employee Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

Section 4.35. No Other Similar Agreement. Except as disclosed in the Commission Documents, other than the Transaction Documents to which it is a party, the Company is not a party to any agreement that is (or that contains any term, obligation or restriction that is) in effect on the date hereof with any Person, other than the Investor, relating to any “at the market offering,” “equity line of credit” or any other similar continuous offering in which the Company may offer, issue or sell Common Stock or Common Stock Equivalents at a future determined price.

Section 4.36. Acknowledgement Regarding Investor’s Acquisition of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement and the transactions contemplated by the Transaction Documents. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated by the Transaction Documents, and any advice given by the Investor or any of its representatives or agents in connection therewith is merely incidental to the Investor’s acquisition of the Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation of the transactions contemplated thereby by the Company, respectively, and their respective representatives. The Company acknowledges and agrees that the Investor has not made and does not make any representations or warranties with respect to the transactions contemplated by the Transaction Documents other than those specifically set forth in Article IV.

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Article V
ADDITIONAL COVENANTS

The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party during the Investment Period (and with respect to the Company for the period following the termination of this Agreement specified in Section 7.3 pursuant to and in accordance with Section 7.3):

Section 5.1. Securities Compliance. The Company shall notify the Commission and the Trading Market, if and as applicable, in accordance with their respective rules and regulations, of the transactions contemplated by the Transaction Documents, and shall take all necessary action, undertake all proceedings and obtain all registrations, permits, consents and approvals for the legal and valid issuance of the Securities to the Investor in accordance with the terms of the Transaction Documents, as applicable.

Section 5.2. Reservation of Common Stock. The Company has available and the Company shall reserve and keep available at all times, free of preemptive and other similar rights of stockholders, 50,000,000 shares of authorized but unissued shares of Common Stock to enable the Company to timely effect the issuance, sale and delivery of all Shares pursuant to this Agreement. The number of shares of Common Stock so reserved for the purpose of effecting Fixed Purchases under this Agreement may be increased from time to time by the Company from and after the Commencement Date, and such number of reserved shares may be reduced from and after the Commencement Date only by the number of Shares actually issued, sold and delivered to the Investor pursuant to any Fixed Purchase effected from and after the Commencement Date pursuant to this Agreement.

Section 5.3. Reporting and Listing. The Company shall use its reasonable best efforts to comply with its reporting and filing obligations under the Exchange Act, and shall not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act) to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company shall use its reasonable best efforts to continue the listing/quotation and trading of its Common Stock on the Trading Market and to comply with the Company’s reporting, filing and other obligations under the rules and regulations of the Trading Market. The Company shall not take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on the Trading Market. If the Company receives any final and non-appealable notice that the listing or quotation of the Common Stock on the Trading Market shall be terminated on a date certain, the Company shall promptly (and in any case within 24 hours) notify the Investor of such fact in writing and shall use its reasonable best efforts to cause the Common Stock to be listed or quoted on another Eligible Market.

Section 5.4. Compliance with Laws.

(a) For so long as Investor holds any Securities, (i) the Company shall comply, and the Company shall cause each Subsidiary to comply, with all laws, rules, regulations and orders applicable to the business and operations of the Company and the Subsidiaries, except as would not have a Material Adverse Effect, and (ii) the Company shall comply with all applicable provisions of the Securities Act and the Exchange Act, including Regulation M thereunder, applicable state securities or “Blue Sky” laws, and applicable listing rules of the Trading Market, except as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under this Agreement in any material respect or for Investor to conduct resales of Securities under the Registration Statement in any material respect. Without limiting the foregoing, none of the Company, or any of the Subsidiaries, nor to the Knowledge of the Company, any of their respective directors, officers, agents, employees or any other Persons acting on their behalf shall, in connection with the operation of the respective businesses of the Company and the Subsidiaries, (1) use any corporate funds for unlawful contributions, payments, gifts or entertainment or to make any unlawful expenditures relating to political activity to government officials, candidates or members of political parties or organizations, (2) pay, accept or receive any unlawful contributions, payments, expenditures or gifts, or (3) violate or operate in noncompliance with any export restrictions, anti-boycott regulations, embargo regulations or other applicable domestic or foreign laws and regulations, including, without limitation, the FCPA and the Money Laundering Laws.

(b) The Investor shall comply with all laws, rules, regulations and orders applicable to the performance by it of its obligations under this Agreement and its investment in the Securities, except as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Investor to enter into and perform its obligations under this Agreement in any material respect. Without limiting the foregoing, the Investor shall comply with all applicable provisions of the Securities Act and the Exchange Act, including Regulation M thereunder, and all applicable state securities or “Blue Sky” laws.

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Section 5.5. Keeping of Records and Books of Account; Due Diligence.

(a) The Investor and the Company shall each maintain records showing the remaining Total Purchase Commitment and the dates and Fixed Purchase Share Amount for each Fixed Purchase.

(b) The Investor shall have the right, from time to time as the Investor may reasonably deem appropriate, and upon reasonable advance notice to the Company, to perform reasonable due diligence on the Company during normal business hours; provided, however, that after the Closing Date, the Investor’s continued due diligence of the Company shall not be a condition precedent to, or otherwise impair, delay or modify in any respect, the Company’s right to deliver to the Investor any Fixed Purchase Notice, or the Investor’s obligation to purchase the Shares subject thereto, pursuant to this Agreement. The Company and its officers and employees shall provide information on a reasonably timely basis and otherwise reasonably cooperate with the Investor in connection with any reasonable request by the Investor related to the Investor’s due diligence of the Company.

Section 5.6. No Frustration; Prohibition of Certain Issuances Before Settlement of Purchases; No Similar Transactions; Equity Transaction Repurchase Covenant.

(a) No Frustration. The Company shall not enter into, announce or recommend to the Company’s stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents to which it is a party, including, without limitation, the obligation of the Company to deliver (i) the Commitment Shares to the Investor on the Closing Date, and (ii) the Shares to the Investor in respect of a Fixed Purchase as DWAC Shares not later than 10:00 a.m., New York City time, on the Trading Day immediately following the applicable Fixed Purchase Date for such Fixed Purchase in accordance with Section 2.1 of this Agreement. For the avoidance of doubt, nothing in this Section 5.6(a) shall in any way limit the Company’s right to terminate this Agreement in accordance with Section 7.2 (subject in all cases to Section 7.3).

(b) No Dilutive Issuances During Reference Periods. Neither the Company nor or any Subsidiary shall issue, sell or grant any right, option or warrant to purchase, or issue, sell or grant any right to reprice (or reset the purchase price therefor), or otherwise dispose of for cash (or enter into any agreement, plan or arrangement contemplating any of the foregoing, or seek to utilize any existing agreement, plan or arrangement to effect any of the foregoing), or announce any offer, issuance, sale or grant of any option or warrant to purchase or other disposition for cash (or any agreement, plan or arrangement therefor), at any time with respect to each Fixed Purchase for which the Company has delivered to the Investor a Fixed Purchase Notice, during the period beginning on the third (3rd) Trading Day immediately preceding the applicable Fixed Purchase Date for such Fixed Purchase and ending on the seventh (7th) Trading Day next following the Trading Day on which the Investor has delivered to the Company the applicable total purchase price for all of the Shares to be purchased by the Investor in such Fixed Purchase pursuant to Section 2.1 (each such period above, a “Reference Period”), any Common Stock or Common Stock Equivalents at an effective price per share of Common Stock less than the applicable Fixed Purchase Price per Share (such price, the “Reference Price”) to be sold to the Investor in the applicable Fixed Purchase to which such Reference Period relates (each such issuance, a “Dilutive Issuance”), other than an Exempt Issuance (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share of Common Stock that is less than the applicable Reference Price, such issuance shall be deemed to have occurred for less than the applicable Reference Price on such date of the Dilutive Issuance at such effective price) and the applicable Fixed Purchase Price shall be reduced to equal the Reference Price. If the Company enters into a Variable Rate Transaction, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised. The Investor shall be entitled to seek injunctive relief against the Company and the Subsidiaries to preclude any such Dilutive Issuance that does not constitute an Exempt Issuance, which remedy shall be in addition to any right to collect damages, without the necessity of showing economic loss and without any bond or other security being required.

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(c) Clearing Date. If the lowest trade price for the Common Stock on the Clearing Date is lower than that at the time any Shares pursuant to a Fixed Purchase are actually issued, then the price per share at which such Shares are issued shall be adjusted such that the price per share at which such Shares are issued shall be calculated from the closing trade price on the Clearing Date, and the Company shall issue additional Shares to Investor to reflect such adjusted price per Share; provided, however, that in no event shall the Company be required to issue additional Shares pursuant to this Section 5.6(c) exceeding ten percent (10%) of the original Fixed Purchase Share Amount for such Fixed Purchase. For purposes of this Agreement, “Clearing Date” shall mean the Trading Day on which any Shares pursuant to a Fixed Purchase are delivered to the Investor via DWAC.

(d) No Other Similar Transactions. From and after the date of this Agreement until the termination of this Agreement pursuant to Article VII, none of the Company or any Subsidiary shall issue, sell or grant any, or otherwise dispose of or issue (or enter into any agreement, plan or arrangement contemplating any of the foregoing, or seek to utilize any existing agreement, plan or arrangement to effect any of the foregoing), or announce any offer, issuance, sale or grant or other disposition or issuance of (or any agreement, plan or arrangement therefor) any Common Stock or Common Stock Equivalents (or a combination of units thereof) in any “equity line of credit,” “at the market offering” or other similar continuous offering in which the Company may offer, issue or sell Common Stock or Common Stock Equivalents (or any combination of units thereof) at a future determined price, other than (i) Securities issued to the Investor pursuant to this Agreement and any of the other Transaction Documents or pursuant to any other agreement entered into by the Company and the Investor at any time after the date of this Agreement, and (ii) any securities of the Company issued upon the exercise or exchange of or conversion of any shares of Common Stock or Common Stock Equivalents held by the Investor at any time. The Investor shall be entitled to seek injunctive relief against the Company and the Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages, without the necessity of showing economic loss and without any bond or other security being required.

(e) Equity-Transaction Repurchase Covenant. If, at any time prior to the earlier of (x) the expiration of the period set forth in Section 7.1 and (y) the date on which the Investor no longer holds any Shares, the Company consummates an Equity Transaction (as defined below), then, upon written request by the Investor delivered within ten (10) Trading Days following public announcement of such Equity Transaction, the Company shall repurchase from the Investor all outstanding Shares held by Investor at a cash purchase price per share equal to one hundred percent (100%) of the purchase price paid by the Investor for such Shares. If all of such Shares are not repurchased within ten (10) Trading Days of the Company’s receipt of such written request, then, in addition to any and all available remedies to Investor for breach of this provision, the Investor shall be entitled to also receive interest on such amount at a rate of 2% per week thereafter, not to exceed the greatest amount allowable under all applicable law. “Equity Transaction” means, whether in a single transaction or a series of related transactions, any issuance, sale, grant, or placement by the Company or any Subsidiary for cash proceeds of (A) equity securities (including, without limitation, Common Stock or preferred stock), (B) securities or instruments convertible into or exercisable or exchangeable for any equity securities of the Company (including convertible debt, warrants, options, or other equity-linked instruments), or (C) any security carrying the right to subscribe for or purchase equity securities or equity-linked securities of the Company, in each case with aggregate gross proceeds to the Company in excess of $1,000,000; provided, however, that “Equity Transaction” shall not include any Exempt Issuance.

Section 5.7. Corporate Existence. The Company shall take all steps necessary to preserve and continue the corporate existence of the Company; provided, however, that, except as provided in Section 5.8, nothing in this Agreement shall be deemed to prohibit the Company from engaging in any Fundamental Transaction with another Person. For the avoidance of doubt, nothing in this Section 5.7 shall in any way limit the Company’s right to terminate this Agreement in accordance with Section 7.2 (subject in all cases to Section 7.3).

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Section 5.8. Fundamental Transaction. If a Fixed Purchase Notice has been delivered by the Company to the Investor under Article II and the applicable Fixed Purchase has not yet been fully settled in accordance with this Agreement (including, without limitation, the delivery by the Investor to the Company of the applicable total purchase price for all of the Shares to be purchased by the Investor in such Fixed Purchase as contemplated by Article II), the Company shall not effect any Fundamental Transaction until the expiration of three (3) Trading Days following the Trading Day on which the Investor has delivered to the Company the applicable total purchase price for all of the Shares to be purchased by the Investor in such Fixed Purchase.

Section 5.9. Selling Restrictions.

(a) Except as expressly set forth below, the Investor covenants that from and after the Closing Date through and including the Trading Day next following the expiration or termination of this Agreement (the “Restricted Period”), neither the Investor nor any of its Affiliates nor any entity managed or controlled by the Investor (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, (i) engage in any Short Sales involving the Company’s securities or (ii) grant any option to purchase, or acquire any right to dispose of or otherwise dispose for value of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for any shares of Common Stock, or enter into any swap, hedge or other similar agreement that transfers, in whole or in part, the economic risk of ownership of the Common Stock. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) the Securities; or (2) selling a number of shares of Common Stock equal to the number of Shares that such Restricted Person is or may be obligated to purchase under a pending Fixed Purchase Notice but has not yet taken possession of so long as such Restricted Person (or the Broker-Dealer, as applicable) delivers the Shares purchased pursuant to such Fixed Purchase Notice to the purchaser thereof or the applicable Broker-Dealer upon such Restricted Person’s receipt of such shares of Common Stock from the Company pursuant to this Agreement.

(b) In addition to the foregoing, in connection with any sale of Securities (including any sale permitted by paragraph (a) above), the Investor shall comply in all respects with all applicable laws, rules, regulations and orders, including, without limitation, the requirements of the Securities Act and the Exchange Act.

Section 5.10. Effective Registration Statement. During the Investment Period, the Company shall use its reasonable best efforts to maintain the continuous effectiveness of each Registration Statement filed with the Commission under the Securities Act for the applicable Registration Period (as defined in the Registration Rights Agreement) pursuant to and in accordance with the Registration Rights Agreement.

Section 5.11. Blue Sky. The Company shall take such action, if any, as is necessary by the Company in order to obtain an exemption for or to qualify the Securities for sale by the Company to the Investor pursuant to the Transaction Documents, and at the request of the Investor, the subsequent resale of Registrable Securities by the Investor, in each case, under applicable state securities or “Blue Sky” laws and shall provide evidence of any such action so taken to the Investor from time to time following the Closing Date; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.11, (ii) subject itself to general taxation in any such jurisdiction, or (iii) file a general consent to service of process in any such jurisdiction.

Section 5.12. Non-Public Information. None of the Company or of the Subsidiaries, nor any of their respective directors, officers, employees or agents shall disclose any material non-public information about the Company or the Subsidiaries to the Investor, unless a simultaneous public announcement thereof is made by the Company in the manner contemplated by Regulation FD.

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Section 5.13. Broker/Dealer. The Investor shall use one or more broker-dealers to effectuate all sales, if any, of the Shares that it may purchase or otherwise acquire from the Company pursuant to the Transaction Documents, as applicable, which (or whom) shall be unaffiliated with the Investor and not then currently engaged or used by the Company, and a DTC participant (collectively, the “Broker-Dealer”). The Investor shall, from time to time, provide the Company and the Transfer Agent with all information regarding the Broker-Dealer reasonably requested by the Company. The Investor shall be solely responsible for all fees and commissions of the Broker-Dealer, which shall not exceed customary brokerage fees and commissions and shall be responsible for designating only a DTC participant eligible to receive DWAC Shares.

Section 5.14. Disclosure Schedules.

(a) The Company may, from time to time, update the Disclosure Schedules as may be required to satisfy the conditions set forth in Section 6.2(a) and Section 6.3 (to the extent such condition set forth in Section 6.3 relates to the condition in Section 6.2(a) as of a specific Notice Delivery Time). For purposes of this Section 5.14, any disclosure made in a schedule to the Compliance Certificate shall be deemed to be an update of the Disclosure Schedule. Notwithstanding anything in this Agreement to the contrary, no update to the Disclosure Schedule pursuant to this Section 5.14 shall cure any breach of a representation or warranty of the Company contained in this Agreement and made prior to the update and shall not affect any of the Investor’s rights or remedies with respect thereto.

(b) Notwithstanding anything to the contrary contained in the Disclosure Schedule or in this Agreement, the information and disclosure contained in any Schedule of the Disclosure Schedule shall be deemed to be disclosed and incorporated by reference in any other Schedule of the Disclosure Schedule as though fully set forth in such Schedule for which applicability of such information and disclosure is reasonably apparent. The fact that any item of information is disclosed in the Disclosure Schedule shall not be construed to mean that such information is required to be disclosed by this Agreement. Except as expressly set forth in this Agreement, such information and the thresholds (whether based on quantity, qualitative characterization, dollar amounts or otherwise) set forth herein shall not be used as a basis for interpreting the terms “material” or “Material Adverse Effect” or other similar terms in this Agreement.

Section 5.15. Delivery of Compliance Certificates Upon Occurrence of Certain Events. Within three (3) Trading Days immediately following the (a) filing of (i) a post-effective amendment to the Registration Statement required to be filed by the Company with the Commission pursuant to the Registration Rights Agreement, (ii) a New Registration Statement required to be filed by the Company with the Commission pursuant to Section 2(c) of the Registration Rights Agreement, or (iii) a post-effective amendment to a New Registration Statement required to be filed by the Company with the Commission pursuant to Section 2(c) of the Registration Rights Agreement, in each case with respect to a fiscal year ending after the Commencement Date, to register the resale of Securities by the Investor under the Securities Act pursuant to this Agreement and the Registration Rights Agreement, and (b) the date the Company files with the Commission (i) a Prospectus Supplement to the Prospectus contained in the Registration Statement under the Securities Act, (ii) an annual report on Form 10-K under the Exchange Act with respect to a fiscal year ending after the Commencement Date, (iii) an amendment on Form 10-K/A to an annual report on Form 10-K under the Exchange Act with respect to a fiscal year ending after the Commencement Date, which contains amended material financial information (or a restatement of material financial information) or an amendment to other material information contained in a previously filed Form 10-K, and (iv) a Commission Document under the Exchange Act (other than those referred to in clauses (b)(i) and (b)(ii) of this Section 5.15), which contains amended material financial information (or a restatement of material financial information) or an amendment to other material information contained or incorporated by reference in the Registration Statement, or the Prospectus or any Prospectus Supplement contained in the Registration Statement (it being hereby acknowledged and agreed that the filing by the Company with the Commission of a quarterly report on Form 10-Q that includes only updated financial information as of the end of the Company’s most recent fiscal quarter shall not, in and of itself, constitute an “amendment” or “restatement” for purposes of clause (b) of this Section 5.15), in each case of this clause (b) if the Company is not also then required under the Securities Act to file a post-effective amendment to the Registration Statement or a post-effective amendment to any New Registration Statement, in each case with respect to a fiscal year ending after the Commencement Date, to register the resale of Securities by the Investor under the Securities Act pursuant to this Agreement and the Registration Rights Agreement, and in any case of this clause (b), not more than once per calendar quarter, the Company shall deliver to the Investor a Compliance Certificate, dated such date, a bringdown legal opinion from the Company’s legal counsel.

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Section 5.16. Use of Proceeds. The proceeds from the sale of the Shares by the Company to the Investor shall be used by the Company in the manner as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to the Registration Rights Agreement.

Section 5.17. DTC Chill. If the Common Stock is chilled for deposit at DTC, becomes chilled, or receives a Stop Sign or other trading restrictions at any point while this Agreement remains outstanding, the Investor shall solely have the option to either reject a Fixed Purchase Notice, or apply an additional 10% discount to be attributed to the price per Share at which each Fixed Purchase is made to cover costs associated with the deposit of chilled or otherwise trade restricted stocks for each issuance.

Section 5.18. Compensation for Buy-In on Failure to Timely Deliver Shares. In addition to any other rights available to the Investor, if the Company fails to cause the Transfer Agent to transmit to the Investor the Shares at a Settlement in accordance with the this Agreement, and if after such date the Investor is required by its broker to purchase (in an open market transaction or otherwise) or the Investor’s brokerage firm otherwise purchases, Common Stock to deliver in satisfaction of a sale by the Investor of the Shares which the Investor anticipated receiving at such Settlement (a “Buy-In”), then the Company shall pay in cash to the Investor the amount, if any, by which (x) the Investor’s total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Shares that the Company was required to deliver to the Investor in connection with such Settlement (2) the price at which the sell order giving rise to such purchase obligation was executed, and deliver to the Investor the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Investor purchases Common Stock having a total purchase price of US$11,000 to cover a Buy-In with respect to an aggregate sale price giving rise to such purchase obligation of US$10,000, under the immediately preceding sentence the Company shall be required to pay the Investor US$1,000. The Investor shall provide the Company written notice indicating the amounts payable to the Investor in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit an Investor’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Shares at a Settlement pursuant to the terms hereof.

The Investor may waive any condition, covenant or Company obligation contained herein or in the Registration Rights Agreement at any time while this Agreement is in effect.

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Article VI
CONDITIONS TO CLOSING AND CONDITIONS TO THE SALE AND
PURCHASE OF THE SHARES

Section 6.1. Conditions Precedent to Closing. The Closing is subject to the satisfaction of each of the conditions set forth in this Section 6.1 on the Closing Date.

(a) Accuracy of the Investor’s Representations and Warranties. The representations and warranties of the Investor contained in this Agreement (i) that are not qualified by “materiality” shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (ii) that are qualified by “materiality” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(b) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company contained in this Agreement (i) that are not qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (ii) that are qualified by “materiality” or “Material Adverse Effect” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(c) Closing Deliverables. At the Closing, counterpart signature pages of this Agreement and the Registration Rights Agreement executed by each of the parties hereto shall be delivered as provided in Section 1.2. Simultaneously with the execution and delivery of this Agreement and the Registration Rights Agreement, the Investor’s counsel shall have received the closing certificate from the Company, dated as of the Closing Date, in the form of Exhibit B hereto.

Section 6.2. Conditions Precedent to Commencement. The right of the Company to commence delivering Fixed Purchase Notices under this Agreement, and the obligation of the Investor to accept Fixed Purchase Notices delivered to the Investor by the Company under this Agreement, are subject to the initial satisfaction, at the time of Commencement, of each of the conditions set forth in this Section 6.2, each of which may be waived by an Investor in writing.

(a) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company contained in this Agreement (i) that are not qualified by “materiality” or “Material Adverse Effect” shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (ii) that are qualified by “materiality” or “Material Adverse Effect” shall have been true and correct when made and shall be true and correct as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

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(b) Performance of the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Commencement. The Company shall deliver to the Investor on the Commencement Date the compliance certificate substantially in the form attached hereto as Exhibit C (the “Compliance Certificate”).

(c) No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt of any request by the Commission or any other federal or state governmental authority for any additional information relating to the Registration Statement, or the Prospectus contained therein or any Prospectus Supplement thereto, or for any amendment of or supplement to the Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus contained therein or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; or (iii) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in light of the circumstances under which they were made) not misleading, or which requires an amendment to the Registration Statement or a supplement to the Prospectus contained therein or any Prospectus Supplement thereto to comply with the Securities Act or any other law. The Company shall not have any Knowledge of any event that would reasonably be expected to have the effect of causing the suspension of the effectiveness of the Registration Statement or the prohibition or suspension of the use of the Prospectus contained therein or any Prospectus Supplement thereto in connection with the resale of the Registrable Securities by the Investor.

(d) Other Commission Filings. The Current Report shall have been filed with the Commission as required pursuant to Section 1.3 if required by the rules of the Commission, or, if not required, the same level of disclosure shall have been disclosed in the first Registration Statement (which may be a pre-effective amendment on Form S-1) filed after the Closing Date. The final Prospectus included in the Registration Statement, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 1.3 and the Registration Rights Agreement after the Commencement Date and prior to the applicable Fixed Purchase Date shall have been filed with the Commission in accordance with Section 1.3 and the Registration Rights Agreement. The final Prospectus included in any New Registration Statement and in any post-effective amendment thereto, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 1.3 and the Registration Rights Agreement after the Commencement Date and prior to the applicable Fixed Purchase Date shall have been filed with the Commission in accordance with Section 1.3 and the Registration Rights Agreement. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, after the Commencement Date and prior to the applicable Fixed Purchase Date shall have been filed with the Commission and, if any Registrable Securities are covered by a Registration Statement on Form S-3, such filings shall have been made within the applicable time period prescribed for such filing under the Exchange Act.

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(e) No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock shall not have been suspended by the Commission, the Trading Market or the FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Commencement Date), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Stock on the Trading Market shall be terminated on a date certain (unless, prior to such date certain, the Common Stock is listed or quoted on any other Eligible Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

(f) Compliance with Laws. The Company shall have complied in all material respects with all applicable federal, state and local governmental laws, rules, regulations and ordinances in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Company shall have obtained all permits and qualifications required by any applicable state securities or “Blue Sky” laws for the offer and sale of the Securities by the Company to the Investor and the subsequent resale of the Registrable Securities by the Investor (or shall have the availability of exemptions therefrom).

(g) No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of, or which would materially modify or delay any of the transactions contemplated by, the Transaction Documents.

(h) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any court or governmental authority shall have been commenced, and no inquiry or investigation by any governmental authority shall have been commenced, against the Company or any Subsidiary, or any of the officers, directors or Affiliates of the Company or any Subsidiary, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions.

(i) Listing of Securities. All of the Securities that have been and may be issued pursuant to this Agreement shall have been approved for listing or quotation on the Trading Market as of the Commencement Date, subject only to notice of issuance.

(j) No Material Adverse Effect. No condition, occurrence, state of facts or event constituting a Material Adverse Effect shall have occurred and be continuing.

(k) No Bankruptcy Proceedings. No Person shall have commenced a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law. The Company shall not have, pursuant to or within the meaning of any Bankruptcy Law, (i) commenced a voluntary case, (ii) consented to the entry of an order for relief against it in an involuntary case, (iii) consented to the appointment of a Custodian of the Company for all or substantially all of the Company’s property, or (iv) made a general assignment for the benefit of its creditors. A court of competent jurisdiction shall not have entered an order or decree under any Bankruptcy Law that (x) is for relief against the Company in an involuntary case, (y) appoints a Custodian of the Company for all or substantially all of the Company’s property, or (z) orders the liquidation of the Company or of the Subsidiaries.

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(l) Delivery of Commencement Irrevocable Transfer Agent Instructions and Notice of Effectiveness. The Commencement Irrevocable Transfer Agent Instructions shall have been executed by the Company and delivered to and acknowledged in writing by the Transfer Agent, and the Notice of Effectiveness relating to the Registration Statement shall have been executed by the Company’s outside counsel and delivered to the Transfer Agent.

(m) Reservation of Shares. As of the Commencement Date, the Company shall have reserved out of its authorized and unissued Common Stock, 50,000,000 shares of Common Stock solely for the purpose of effecting Fixed Purchases.

(n) Opinions of Company Counsel. On the Commencement Date, the Investor shall have received the opinion from outside counsel to the Company, dated t he Commencement Date, in the forms reasonably agreed to by the Investor prior to the date of this Agreement.

(o) No DTC Chill. The Common Stock shall not be subject to a chill for deposit at DTC, and the Company shall not have received a Stop Sign or other trading restriction in effect at the time of delivery of any Fixed Purchase Notice.

(p) Timely Filed Commission Documents. The Company shall have timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all Commission Documents, and each Commission Document shall have complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and other federal, state and local laws, rules and regulations applicable to it, and, as of its filing date (or, if amended or superseded by a filing prior to the Closing Date, on the date of such amended or superseded filing).

(q) No Variable Rate Transactions. The Company shall not have entered into any Variable Rate Transactions without the prior written consent of Investor, except for such Variable Rate Transactions entered into prior to the date hereof and disclosed in the Disclosure Schedule.

Section 6.3. Conditions Precedent to Purchases by Investor. The right of the Company to deliver Fixed Purchase Notices under this Agreement after the Commencement Date, and the obligation of the Investor to accept Fixed Purchase Notices under this Agreement after the Commencement Date, are subject to the satisfaction of, or waiver by Investor, with respect to each Fixed Purchase after the Commencement Date, at the time of delivery of the applicable Fixed Purchase Notice to the Investor on the applicable Fixed Purchase Date for such Fixed Purchase (each such time, a “Notice Delivery Time”) the following (each of which may be waived by Investor in writing).

(a) Satisfaction of Certain Prior Conditions. Each of the conditions set forth in subsections (a), (b), and (g) through (o) set forth in Section 6.2 shall be satisfied at the applicable Notice Delivery Time after the Commencement Date (with the terms “Commencement” and “Commencement Date” in the conditions set forth in subsections (a) and (b) of Section 6.2 replaced with “applicable Notice Delivery Time”); provided, however, that the Company shall not be required to deliver the Compliance Certificate after the Commencement Date, except as provided in Section 5.15 and Section 6.2(b).

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(b) Any Required New Registration Statement Effective. Any New Registration Statement covering the resale by the Investor of the Registrable Securities, included therein, and any post-effective amendment thereto, required to be filed by the Company with the Commission pursuant to the Registration Rights Agreement after the Commencement Date and prior to the applicable Fixed Purchase Date, in each case shall have been declared effective under the Securities Act by the Commission and shall remain effective for the applicable Registration Period, and the Investor shall be permitted to utilize the Prospectus therein, and any Prospectus Supplement thereto, to resell (i) all of the Commitment Shares and Shares included in such New Registration Statement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all Fixed Purchase Notices delivered by the Company to the Investor prior to such applicable Fixed Purchase Date, and (ii) all of the Shares included in such new Registration Statement, and any post-effective amendment thereto, that are issuable pursuant to the applicable Fixed Purchase Notice delivered by the Company to the Investor with respect to a Fixed Purchase to be effected hereunder on such applicable Fixed Purchase Date.

(c) Delivery of Subsequent Irrevocable Transfer Agent Instructions and Notice of Effectiveness. With respect to any post-effective amendment to the Registration Statement or any post-effective amendment to any New Registration Statement, in each case declared effective by the Commission after the Commencement Date, the Company shall have delivered or caused to be delivered to the Transfer Agent (i) irrevocable instructions in the form substantially similar to the Commencement Irrevocable Transfer Agent Instructions executed by the Company and acknowledged in writing by the Transfer Agent and (ii) the Notice of Effectiveness, in each case modified as necessary to refer to such post-effective amendment and the Registrable Securities included therein, to issue the Registrable Securities included therein as DWAC Shares in accordance with the terms of this Agreement and the Registration Rights Agreement.

(d) No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt of any request by the Commission or any other federal or state governmental authority for any additional information relating to the Registration Statement or any post-effective amendment thereto, or any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or any post-effective amendment thereto, or prohibiting or suspending the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; or (iii) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in light of the circumstances under which they were made) not misleading, or which requires an amendment or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto to comply with the Securities Act or any other law (other than the transactions contemplated by the applicable Fixed Purchase Notice delivered by the Company to the Investor with respect to a Fixed Purchase to be effected hereunder on such applicable Fixed Purchase Date and the settlement thereof). The Company shall not have any Knowledge of any event that would reasonably be expected to have the effect of causing the suspension of the effectiveness of the Registration Statement or any post-effective amendment thereto, or the prohibition or suspension of the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in connection with the resale of the Registrable Securities by the Investor.

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(e) Other Commission Filings. The final Prospectus included in any Registration Statement and in any post-effective amendment thereto required to be filed by the Company with the Commission pursuant to Section 1.3 and the Registration Rights Agreement after the Commencement Date and prior to the applicable Fixed Purchase Date shall have been filed with the Commission in accordance with Section 1.3 and the Registration Rights Agreement. The final Prospectus included in any New Registration Statement and in any post-effective amendment thereto, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 1.3 and the Registration Rights Agreement after the Commencement Date and prior to the applicable Fixed Purchase Date shall have been filed with the Commission in accordance with Section 1.3 and the Registration Rights Agreement. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, after the Commencement Date and prior to the applicable Fixed Purchase Date shall have been filed with the Commission and, if any Registrable Securities are covered by a Registration Statement on Form S-3, such filings shall have been made within the applicable time period prescribed for such filing under the Exchange Act.

(f) No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock shall not have been suspended by the Commission, the Trading Market or FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the applicable Fixed Purchase Date), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Stock on the Trading Market shall be terminated on a date certain (unless, prior to such date certain, the Common Stock is listed or quoted on any other Eligible Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

(g) Certain Limitations. The issuance and sale of the Shares issuable pursuant to the applicable Fixed Purchase Notice shall not (i) exceed the applicable Fixed Purchase Maximum Amount or (ii) cause the Beneficial Ownership Limitation to be exceeded.

(h) Shares Authorized and Delivered. All of the Shares issuable pursuant to the applicable Fixed Purchase Notice shall have been duly authorized by all necessary corporate action of the Company. All Shares relating to all prior Fixed Purchase Notices required to have been received by the Investor as DWAC Shares under this Agreement prior to the applicable Notice Delivery Time for the applicable Fixed Purchase shall have been delivered to the Investor as DWAC Shares in accordance with this Agreement.

(i) Compliance Certificates. The Investor shall have received all Compliance Certificates from the Company that the Company was obligated to deliver to the Investor prior to the applicable Notice Delivery Time for the applicable Fixed Purchase in each case in accordance with Section 5.15.

(j) Timely Filed Commission Documents. The Company shall have timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all Commission Documents, and each Commission Document shall have complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and other federal, state and local laws, rules and regulations applicable to it, and, as of its filing date (or, if amended or superseded by a filing prior to the Closing Date, on the date of such amended or superseded filing).

(k) No Variable Rate Transactions. The Company shall not have entered into any Variable Rate Transactions without the prior written consent of Investor, except for such Variable Rate Transactions entered into prior to the date hereof and disclosed in the Disclosure Schedule.

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Article VII
TERMINATION

Section 7.1. Automatic Termination. Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically, without any further action or notice by any Person, on the earliest to occur of (a) thirty-six (36) months from the Commencement Date, (b) the date on which the Investor shall have purchased the Total Purchase Commitment pursuant to this Agreement, (c) the thirtieth (30th) Trading Day next following the date on which, pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, in each case that is not discharged or dismissed prior to such thirtieth (30th) Trading Day, and (d) the date on which, pursuant to or within the meaning of any Bankruptcy Law, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors.

Section 7.2. Other Termination.

(a) Subject to Section 7.3, this Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent.

(b) Subject to Section 7.3, the Company may terminate this Agreement after the Commencement Date effective upon five (5) Trading Day’s prior written notice to the Investor in accordance with Section 9.5; provided, however, that (i) the Company shall have issued and delivered the Commitment Shares to the Investor in accordance with Section 2.3 and shall have paid all fees and amounts to the Investor’s counsel required to be paid pursuant to Section 9.1 of this Agreement prior to such termination, and (ii) prior to issuing any press release, or making any public statement or announcement, with respect to such termination, the Company shall consult with and receive written consent from the Investor and its counsel on the form and substance of such press release or other disclosure, which consent shall not be unreasonably delayed or withheld.

(c) Subject to Section 7.3, the Investor shall have the right to terminate this Agreement effective upon ten (10) Trading Days’ prior written notice to the Company in accordance with Section 9.5, if: (i) any condition, occurrence, state of facts or event constituting a Material Adverse Effect has occurred and is continuing; (ii) a Fundamental Transaction shall have occurred; (iii) the Registration Statement is not filed by the applicable Filing Deadline therefor or declared effective by the Commission by the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement) therefor, or the Company is otherwise in breach or default in any material respect under any of the other provisions of the Registration Rights Agreement, and, if such failure, breach or default is capable of being cured, such failure, breach or default is not cured within ten (10) Trading Days after notice of such failure, breach or default is delivered to the Company pursuant to Section 9.5; (iv) while a Registration Statement, or any post-effective amendment thereto, is required to be maintained effective pursuant to the terms of the Registration Rights Agreement and the Investor holds any Registrable Securities, the effectiveness of such Registration Statement, or any post-effective amendment thereto, lapses for any reason (including, without limitation, the issuance of a stop order by the Commission) or such Registration Statement or any post-effective amendment thereto, the Prospectus contained therein or any Prospectus Supplement thereto otherwise becomes unavailable to the Investor for the resale of all of the Registrable Securities included therein in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of twenty (20) consecutive Trading Days, other than due to acts of the Investor; (v) trading in the Common Stock on the Trading Market shall have been suspended and such suspension continues for a period of three (3) consecutive Trading Days; or (vi) the Company is in material breach or default of this Agreement, and, if such breach or default is capable of being cured, such breach or default is not cured within ten (10) Trading Days after notice of such breach or default is delivered to the Company (as applicable) pursuant to Section 9.5. Unless notification thereof is required elsewhere in this Agreement (in which case such notification shall be provided in accordance with such other provision), the Company shall promptly (but in no event later than 24 hours) notify the Investor (and, if required under Applicable Law, including, without limitation, Regulation FD promulgated by the Commission, or under the applicable rules and regulations of the Trading Market, the Company shall publicly disclose such information in accordance with Regulation FD and the applicable rules and regulations of the Trading Market upon becoming aware of any of the events set forth in the immediately preceding sentence.

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Section 7.3. Effect of Termination. In the event of termination by the Company or the Investor (other than by mutual termination) pursuant to Section 7.2, written notice thereof shall forthwith be given to the other party as provided in Section 9.5 and the transactions contemplated by this Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in Section 7.1 or Section 7.2, this Agreement shall become void and of no further force and effect, except that (a) the provisions of Article IV (Representations and Warranties of the Company), Article VIII (Indemnification), Article IX (Miscellaneous), this Article VII (Termination) and Section 2.3 shall remain in full force and effect indefinitely notwithstanding such termination and (b) so long as the Investor owns any Securities, the covenants and agreements of the Company contained in Article V (Covenants) shall remain in full force and effect for a period of six (6) months following such termination. Notwithstanding anything in this Agreement to the contrary, no termination of this Agreement by any party shall (i) become effective prior to the first Trading Day immediately following the settlement date related to any pending Fixed Purchase Notice that has not been fully settled in accordance with the terms and conditions of this Agreement (it being hereby acknowledged and agreed that no termination of this Agreement shall limit, alter, modify, change or otherwise affect any of the parties’ respective rights or obligations under the Transaction Documents with respect to any pending Fixed Purchase and that the parties shall fully perform their respective obligations with respect to any such pending Fixed Purchase under the Transaction Documents, provided all of the conditions to the settlement thereof set forth in Article VI are timely satisfied), (ii) limit, alter, modify, change or otherwise affect the parties’ respective rights or obligations under the Registration Rights Agreement, all of which shall survive any such termination, (iii) affect the Investor Expense Reimbursement paid to the Investor, all of which shall be non-refundable when paid as of the Closing Date pursuant to Section 9.1, regardless of whether any Fixed Purchases are made or settled hereunder or any subsequent termination of this Agreement, or (iv) affect any Commitment Shares previously issued or delivered, or any rights of any holder thereof, it being hereby acknowledged and agreed that the Commitment Shares shall be fully earned as of the Closing Date, regardless of whether any Fixed Purchases are made or settled hereunder or any subsequent termination of this Agreement. Nothing in this Section 7.3 shall be deemed to release the Company or the Investor from any liability for any breach or default under this Agreement or any of the other Transaction Documents to which it is a party, or to impair the respective rights of the Company and the Investor to compel specific performance by the other party of its obligations under the Transaction Documents to which it is a party.

Article VIII
INDEMNIFICATION

Section 8.1. Indemnification of Investor.

(a) In consideration of the Investor’s execution and delivery of this Agreement and acquiring the Securities hereunder and in addition to all of the other respective obligations of the Company under the Transaction Documents to which it is a party, subject to the provisions of this Section 8.1, the Company shall indemnify and hold harmless the Investor, each of its directors, officers, shareholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title), each Person, if any, who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act), and the respective directors, officers, shareholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Investor Party”), from and against all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses (including all judgments, amounts paid in settlement, court costs, reasonable attorneys’ fees and costs of defense and investigation) (collectively, “Damages”) that any Investor Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents to which it is a party or (ii) any action, suit, claim or proceeding (including for these purposes a derivative action brought on behalf of the Company) instituted against such Investor Party arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents, other than claims for indemnification within the scope of Section 6 of the Registration Rights Agreement; provided, however, that the foregoing indemnity shall not apply to any Damages to the extent, but only to the extent, that such Damages resulted directly and primarily from any acts or failures to act, undertaken or omitted to be taken by such Investor Party through its fraud, bad faith, gross negligence, or willful or reckless misconduct.

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(b) The Company shall reimburse any Investor Party promptly upon demand (with accompanying presentation of documentary evidence) for all legal and other costs and expenses reasonably incurred by such Investor Party in connection with (i) any action, suit, claim or proceeding, whether at law or in equity, to enforce compliance by the Company with any provision of the Transaction Documents to which it is a party or (ii) any other any action, suit, claim or proceeding, whether at law or in equity, with respect to which it is entitled to indemnification under this Section 8.1; provided that the Investor shall promptly reimburse the Company for all such legal and other costs and expenses to the extent a court of competent jurisdiction determines that any Investor Party was not entitled to such reimbursement.

(c) An Investor Party’s right to indemnification or other remedies based upon the representations, warranties, covenants and agreements of the Company set forth in the Transaction Documents to which it is a party shall not in any way be affected by any investigation or knowledge of such Investor Party. Such representations, warranties, covenants and agreements shall not be affected or deemed waived by reason of the fact that an Investor Party knew or should have known that any representation or warranty might be inaccurate or that the Company failed to comply with any agreement or covenant. Any investigation by such Investor Party shall be for its own protection only and shall not affect or impair any right or remedy hereunder.

(d) To the extent that the foregoing joint and several undertakings by the Company set forth in this Section 8.1 may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Damages which is permissible under Applicable Law.

Section 8.2. Indemnification Procedures. Promptly after an Investor Party receives notice of a claim or the commencement of an action for which the Investor Party intends to seek indemnification under Section 8.1, the Investor Party will notify the Company in writing of the claim or commencement of the action, suit or proceeding; provided, however, that failure to notify the Company will not relieve the Company from liability under Section 8.1, except to the extent it has been materially prejudiced by the failure to give notice. The Company will be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, and if the Company acknowledges in writing the obligation to indemnify the Investor Party against whom the claim or action is brought, the Company may (but will not be required to) assume the defense against the claim, action, suit or proceeding with counsel satisfactory to it. After the Company notifies the Investor Party that the Company wishes to assume the defense of a claim, action, suit or proceeding, the Company will not be liable for any further legal or other expenses incurred by the Investor Party in connection with the defense against the claim, action, suit or proceeding except that if, in the opinion of counsel to the Investor Party, it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and such Investor Party. In such event, the Company will pay the reasonable fees and expenses of no more than one separate counsel for all such Investor Parties promptly as such fees and expenses are incurred. Each Investor Party, as a condition to receiving indemnification as provided in Section 8.1, will cooperate in all reasonable respects with the Company in the defense of any action or claim as to which indemnification is sought. The Company will not be liable for any settlement of any action effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. The Company will not, without the prior written consent of the Investor Party, effect any settlement of a pending or threatened action with respect to which an Investor Party is, or is informed that it may be, made a party and for which it would be entitled to indemnification, unless the settlement includes an unconditional release of the Investor Party from all liability and claims which are the subject matter of the pending or threatened action.

The remedies provided for in this Article VIII are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Investor Party at law or in equity.

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Article IX
MISCELLANEOUS

Section 9.1. Certain Fees and Expenses. Each party shall bear its own fees and expenses related to the transactions contemplated by this Agreement; provided, however, that at the first Settlement under this Agreement, the Company shall pay (such amount may also be withheld by Investor at such Settlement), by wire transfer of immediately available funds to an account designated by the Investor, an amount equal to $25,000 to be applied against the Investor’s reasonable out-of-pocket expenses, including the legal fees and disbursements of the Investor’s legal counsel, incurred by the Investor in connection with the preparation, negotiation, execution and delivery of the Transaction Documents by the Investor and its due diligence investigation of the Company (such amount, the “Investor Expense Reimbursement”). For the avoidance of doubt, the Investor Expense Reimbursement shall be non-refundable when paid as of the Closing Date, regardless of whether any Fixed Purchases are made or settled hereunder or any subsequent termination of this Agreement. The Company shall pay all U.S. federal, state and local stamp and other similar transfer and other taxes and duties levied in connection with issuance of the Securities pursuant hereto.

Section 9.2. Irrevocable Transfer Agent Instructions; Notice of Effectiveness. Upon the effectiveness of the Registration Statement, the Company shall deliver or cause to be delivered to the Transfer Agent (and thereafter, shall deliver or cause to be delivered to any subsequent transfer agent of the Company), (a) irrevocable instructions executed by the Company and acknowledged in writing by the Transfer Agent (the “Commencement Irrevocable Transfer Agent Instructions”) and (b) the notice of effectiveness in the form attached as an exhibit to the Registration Rights Agreement (the “Notice of Effectiveness”). With respect to any post-effective amendment to the Registration Statement or any post-effective amendment to any New Registration Statement, in each case declared effective by the Commission after the Commencement Date, the Company shall deliver or cause to be delivered to the Transfer Agent (and thereafter, shall deliver or cause to be delivered to any subsequent transfer agent of the Company) (i) irrevocable instructions in the form substantially similar to the Commencement Irrevocable Transfer Agent Instructions executed by the Company and acknowledged in writing by the Transfer Agent and (ii) the Notice of Effectiveness, in each case modified as necessary to refer to such Registration Statement or post-effective amendment and the Registrable Securities included therein. For the avoidance of doubt, all Shares to be issued from and after Commencement to or for the benefit of the Investor pursuant to this Agreement shall be issued to the Investor or its designee only as DWAC Shares. The Company represents and warrants to the Investor that, while this Agreement is effective, no instruction other than those referred to in this Section 9.2 will be given by the Company to the Transfer Agent, or any successor transfer agent of the Company, with respect to the Shares from and after Commencement, and the Shares covered by any New Registration Statement or post-effective amendment thereof, as applicable, shall otherwise be freely transferable on the books and records of the Company and no stop transfer instructions shall be maintained against the transfer thereof. The Company agrees that if the Company fails to fully comply with the provisions of this Section 9.2 within three (3) Trading Days after the date on which the Investor has provided the deliverables referred to above that the Investor is required to provide to the Company or the Transfer Agent, the Company shall, at the Investor’s written instruction, purchase from the Investor all shares of Common Stock purchased or acquired by the Investor pursuant to this Agreement that contain restrictive legends at the greater of (i) the purchase price paid for such shares of Common Stock (as applicable) and (ii) the Closing Sale Price of the Common Stock on the date of the Investor’s written instruction.

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Section 9.3. Specific Enforcement, Consent to Jurisdiction, Waiver of Jury Trial.

(a) The Company and the Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Company, on the one hand, and the Investor, on the other hand, shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other party and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which either party may be entitled by law or equity.

(b) Any and all disputes, claims, or controversies arising out of or relating to this Agreement, the breach, termination, enforcement, interpretation, or validity thereof, including the determination of the scope or applicability of this Agreement to arbitrate, shall be submitted exclusively to final and binding arbitration administered by JAMS in accordance with its Comprehensive Arbitration Rules and Procedures then in effect, except as modified herein. The seat of arbitration shall be New York, New York, and the language of the arbitral proceedings shall be English. The arbitration shall be conducted by a single arbitrator mutually agreed upon by the parties, or, if no agreement is reached within 10 days of notice of arbitration, appointed by JAMS. The arbitrator must have experience with equity line purchase and be unaffiliated with either party for at least five (5) years. All costs of the arbitration, including JAMS administrative fees, the arbitrator’s fees and all reasonable attorneys’ fees and costs, shall be borne by the losing party. The arbitrator shall have the authority to grant any remedy or relief that would otherwise be available in court under applicable law (including specific performance or injunctive relief). Discovery shall be permitted as the Investor reasonably requires, subject to the arbitrator’s discretion to prevent abuse or undue burden. The arbitrator shall provide for expedited hearing procedures if so requested by the Investor. The arbitrator’s award shall be in writing and shall set forth findings of fact and conclusions of law in reasonable detail. Judgment on the award may be entered in any court having jurisdiction. This clause is intended to be self-executing; either party may take all necessary steps to enforce the arbitrator’s award. Notwithstanding the foregoing, nothing in this Agreement shall prevent the Investor from seeking equitable relief or injunctive relief from a court of competent jurisdiction prior to initiation of, or during, arbitration to prevent irreparable harm.

(c) EACH OF THE COMPANY AND THE INVESTOR HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR DISPUTES RELATING HERETO. EACH OF THE COMPANY AND THE INVESTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.3.

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Section 9.4. Entire Agreement. The Transaction Documents set forth the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, with respect to such matters. There are no promises, undertakings, representations or warranties by either party relative to subject matter hereof not expressly set forth in the Transaction Documents. The Disclosure Schedule and all exhibits to this Agreement are hereby incorporated by reference in, and made a part of, this Agreement as if set forth in full herein.

Section 9.5. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or electronic mail delivery at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The address for such communications shall be:

If to the Company:

Cardiff Lexington Corporation

710 East Main Street

Lexington, Kentucky 40502

Attention: Alex Cunningham

Email:

With a copy (which shall not constitute notice) to:

Bevilacqua PLLC

800 Connecticut Avenue, NW, Suite 300

Washington, DC 20006

Attn: Louis A. Bevilacqua, Esq.

Email:

If to the Investor:

Leonite Fund I, LP

600 East Crescent Ave suite 104

Upper Saddle River, NJ 07458

Attention: Avi Geller

Email:

With a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Square

New York, NY 10036

Attention: M. Ali Panjwani, Esq.

Email:

Either party hereto may from time to time change its address for notices by giving at least five (5) days’ advance written notice of such changed address to the other party hereto.

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Section 9.6. Waivers. No provision of this Agreement may be waived by the parties from and after the date that is one (1) Trading Day immediately preceding the filing of the Registration Statement with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercises thereof or of any other right, power or privilege.

Section 9.7. Amendments. No provision of this Agreement may be amended by the parties from and after the date that is one (1) Trading Day immediately preceding the filing of the Registration Statement with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be amended other than by a written instrument signed by both parties hereto.

Section 9.8. Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

Section 9.9. Construction. The parties agree that each of them and their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents. In addition, each and every reference to share prices and number of shares of Common Stock in any Transaction Document shall, in all cases, be subject to adjustment for any stock splits, stock combinations, stock dividends, recapitalizations, reorganizations and other similar transactions that occur on or after the date of this Agreement. Any reference in this Agreement to “Dollars” or “$” shall mean the lawful currency of the United States of America. Any references to “Section” or “Article” in this Agreement shall, unless otherwise expressly stated herein, refer to the applicable Section or Article of this Agreement.

Section 9.10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Neither the Company nor the Investor may assign this Agreement or any of their respective rights or obligations hereunder to any Person.

Section 9.11. No Third Party Beneficiaries. Except as expressly provided in Article VIII, this Agreement is intended only for the benefit of the parties hereto and their respective successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

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Section 9.12. Governing Law. This Agreement shall be governed by and construed in accordance with the internal procedural and substantive laws of the State of New York, without giving effect to the choice of law provisions of such state that would cause the application of the laws of any other jurisdiction.

Section 9.13. Survival. The representations, warranties, covenants and agreements of the Company and the Investor contained in this Agreement shall survive the execution and delivery hereof until the termination of this Agreement; provided, however, that (a) the provisions of Article IV (Representations and Warranties of the Company) shall remain in effect for a period of twelve months following such termination, Article VII (Termination), Article VIII (Indemnification) and this Article IX (Miscellaneous) shall remain in full force and effect indefinitely notwithstanding such termination, and, (b) so long as the Investor owns any Securities, the covenants and agreements of the Company and the Investor contained in Article V (Covenants), shall remain in full force and effect notwithstanding such termination for a period of six (6) months following such termination.

Section 9.14. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

Section 9.15. Publicity. The Company shall afford the Investor and its counsel with a reasonable opportunity to review and comment upon, shall consult with the Investor and its counsel on the form and substance of, and shall give due consideration to all such comments from the Investor or its counsel on, any press release, Commission filing or any other public disclosure made by or on behalf of the Company relating to the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby, prior to the issuance, filing or public disclosure thereof. For the avoidance of doubt, the Company shall not be required to submit for review any such disclosure (a) contained in periodic reports filed with the Commission under the Exchange Act if it shall have previously provided the same disclosure to the Investor or its counsel for review in connection with a previous filing or (b) any Prospectus Supplement if it contains disclosure that does not reference the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby.

Section 9.16. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 9.17. Further Assurances. From and after the Closing Date, upon the request of the Investor or the Company, each of the Company and the Investor shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

THE COMPANY:

CARDIFF LEXINGTON CORPORATION

By: /s/ Alex Cunningham
Name: Alex Cunningham
Title: Chief Executive Officer

THE INVESTOR:

LEONITE FUND I, LP

By: /s/ Avi Geller
Name: Avi Geller
Title: Manager of Leonite Advisors LLC (the GP)

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ANNEX I TO THE
COMMON STOCK PURCHASE AGREEMENT
DEFINITIONS

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144. With respect to the Investor, without limitation, any Person owning, owned by, or under common ownership with the Investor, and any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Investor will be deemed to be an Affiliate.

“Agreement” shall have the meaning assigned to such term in the preamble of this Agreement.

“Applicable Laws” shall have the meaning assigned to such term in Section 4.13.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar U.S. federal or state law for the relief of debtors.

“Beneficial Ownership Limitation” shall have the meaning assigned to such term in Section 2.2.

“Bloomberg” means Bloomberg, L.P.

“Broker-Dealer” shall have the meaning assigned to such term in Section 5.13.

“Bylaws” shall have the meaning assigned to such term in Section 4.3.

“Charter” shall have the meaning assigned to such term in Section 4.3.

“Clearing Date” shall have the meaning assigned to such term in Section 5.6(c).

“Closing” shall have the meaning assigned to such term in Section 1.2.

“Closing Date” means the date of this Agreement.

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“Closing Sale Price” means, for the Common Stock as of any date, the greater of (i) the then current book value of the Common Stock, and (ii) the last closing trade price for the Common Stock on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing trade price for the Common Stock, then the last trade price for the Common Stock prior to 4:00 p.m., New York City time, as reported by Bloomberg. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commencement” shall have the meaning assigned to such term in Section 2.1.

“Commencement Date” shall have the meaning assigned to such term in Section 2.1.

“Commencement Irrevocable Transfer Agent Instructions” shall have the meaning assigned to such term in Section 9.2.

“Commission” means the U.S. Securities and Exchange Commission or any successor entity.

“Commission Documents” shall mean (1) all reports, schedules, registrations, forms, statements, information, exhibits and other documents filed with or furnished to the Commission by the Company pursuant to the reporting requirements of the Exchange Act, including all material filed with or furnished to the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, and which hereafter shall be filed with or furnished to the Commission by the Company, including, without limitation, the Current Report, (2) each Registration Statement, as the same may be amended from time to time, the Prospectus contained therein and each Prospectus Supplement thereto and (3) all information contained in such filings and all documents and disclosures that have been and heretofore shall be incorporated by reference therein.

“Commitment Shares” shall have the meaning assigned to such term in Section 2.3.

“Common Stock” shall have the meaning assigned to such term in the recitals of this Agreement.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” shall have the meaning assigned to such term in the preamble of this Agreement.

“Compliance Certificate” shall have the meaning assigned to such term in Section 6.2(b).

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“Current Report” shall have the meaning assigned to such term in Section 1.3.

“Custodian” shall mean any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Damages” shall have the meaning assigned to such term in Section 8.1(a).

“Dilutive Issuance” shall have the meaning assigned to such term in Section 5.6(b).

“Disclosure Schedule” shall have the meaning assigned to such term in Article IV.

“Disqualification Event” shall have the meaning assigned to such term in Section 4.33.

“DTC” means The Depository Trust Company, a subsidiary of The Depository Trust & Clearing Corporation, or any successor thereto.

“DWAC” shall have the meaning assigned to such term in Section 2.1.

“DWAC Shares” means shares of Common Stock issued pursuant to this Agreement that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and without stop transfer instructions maintained against the transfer thereof and (iii) timely credited by the Company to the Investor’s or its designated Broker-Dealer at which the account or accounts to be credited with the Securities being purchased by Investor are maintained specified DWAC account with DTC under its Fast Automated Securities Transfer (FAST) Program, or any similar program hereafter adopted by DTC performing substantially the same function.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

“Effective Date” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Effectiveness Deadline” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Eligible Market” means The Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market, The New York Stock Exchange, The NYSE American LLC, or the OTCID, OTCQB or OTCQX markets operated by OTC Markets Group, Inc. (or any nationally recognized successor to any of the foregoing).

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“Environmental Laws” shall have the meaning assigned to such term in Section 4.16 hereof.

“Equity Transaction” shall have the meaning assigned to such term in Section 5.6(e).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Exempt Issuance” means the issuance of (a) Common Stock, options or other equity incentive awards to employees, officers, directors or vendors of the Company pursuant to any equity incentive plan duly adopted for such purpose, by the Company’s Board of Directors or a majority of the members of a committee of the Board of Directors established for such purpose, (b) any Securities issued to the Investor pursuant to this Agreement or any other agreement by and between the Company and Investor, or any securities issued upon the exercise or exchange of or conversion of any shares of Common Stock or Common Stock Equivalents held by the Investor at any time, (c) any securities issued upon the exercise or exchange of or conversion of any Common Stock Equivalents that are issued and outstanding on the date of this Agreement, provided that such securities referred to in this clause (c) have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (d) securities issued pursuant to acquisitions, divestitures, licenses, partnerships, collaborations or strategic transactions approved by the Company’s Board of Directors or a majority of the members of a committee of directors established for such purpose, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, or (e) Common Stock issued by the Company by any method deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act, exclusively through a registered broker-dealer, as the Company’s sales agent, pursuant to one or more written agreements between the Company and such registered broker-dealer.

“FCPA” shall have the meaning assigned to such term in Section 4.29.

“Filed Commission Document” shall have the meaning assigned to such term in Section 4.6(a).

“Filing Deadline” shall have the meaning assigned to such term in the Registration Rights Agreement.

“FINRA” means the Financial Industry Regulatory Authority.

“Fixed Purchase” shall have the meaning assigned to such term in Section 2.1.

“Fixed Purchase Date” means, with respect to a Fixed Purchase made pursuant to Section 2.1, the Trading Day on which (i) the Closing Sale Price of the Common Stock is equal to or greater than $0.20, (ii) all shares of Common Stock in respect to all prior Fixed Purchases have been delivered to Investor via DWAC and (iii) the Investor receives, after 4:00 p.m., New York City time, but prior to 5:00 p.m., New York City time, on such Trading Day, a valid Fixed Purchase Notice for such Fixed Purchase in accordance with this Agreement.

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“Fixed Purchase Maximum Amount” means, with respect to each Fixed Purchase made pursuant to Section 2.1, the lesser of (i) 40% of the lowest Daily Valued Traded of the Common Stock on the five (5) Trading Days immediately preceding the Fixed Purchase Date, (ii) 250,000 shares of Common Stock, or (iii) $250,000. For purposes of this definition “Daily Value Traded” is the product obtained by multiplying the daily trading volume of the Company’s Common Stock on the Trading Market during regular trading hours as reported by Bloomberg L.P., by the VWAP for such Trading Day. For the avoidance of doubt, the daily trading volume shall include all trades on the Trading Market during regular trading hours.

“Fixed Purchase Notice” means, with respect to a Fixed Purchase pursuant to Section 2.1, an irrevocable written notice delivered by the Company to the Investor directing the Investor to purchase a Fixed Purchase Share Amount (such specified Fixed Purchase Share Amount subject to adjustment as set forth in Section 2.1 as necessary to give effect to the Fixed Purchase Maximum Amount), at the applicable Fixed Purchase Price therefor on the applicable Fixed Purchase Date for such Fixed Purchase in accordance with this Agreement.

“Fixed Purchase Price” means, with respect to a Fixed Purchase made pursuant to Section 2.1, the purchase price per Share to be purchased by the Investor in such Fixed Purchase equal to the lesser of 97% of (i) the lowest daily volume weighted average price of the Common Stock on the Trading Market as reported by Bloomberg Financial LP using the AQR function for the five (5) Trading Days immediately preceding the applicable Fixed Purchase Date for such Fixed Purchase and (ii) the lowest trading price of a share of Common Stock on the third (3rd) Full Trading Day on the Trading Market after the applicable Fixed Purchase Date for such Fixed Purchase (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction that occurs on or after the date of this Agreement); provided, however, that if the Fixed Purchase Price is lower than $0.20, and the Investor waives the condition set forth in Section 2.1(i) herein and any other similar conditions in this Agreement, then the discount shall be adjusted to 90%, and the Company shall reimburse the Investor for any incremental increase in trading commissions and clearing costs incurred in connection therewith.

“Fixed Purchase Share Amount” means, with respect to a Fixed Purchase made pursuant to Section 2.1, the number of Shares to be purchased by the Investor in such Fixed Purchase as specified by the Company in the applicable Fixed Purchase Notice, which number of Shares shall not exceed the applicable Fixed Purchase Maximum Amount (calculated as of the applicable Fixed Purchase Date).

“Full Trading Day” means between 9:30 a.m., New York City time and ending at 4:00 p.m., New York City time (excluding the opening price and the closing price) on such day which is a Trading Day but which is not a Jewish holiday.

“Fundamental Transaction” means that (i) the Company shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, with the result that the holders of the Company’s capital stock immediately prior to such consolidation or merger together beneficially own less than 50% of the outstanding voting power of the surviving or resulting corporation, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (3) take action to facilitate a purchase, tender or exchange offer by another Person that is accepted by the holders of the Company’s Voting Stock representing more than 50% of the total voting power of the Company’s Voting Stock (excluding any Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires Voting Stock of the Company representing more than 50% of the total voting power of the Company’s Voting Stock (not including any Voting Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) reorganize, recapitalize or reclassify its Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Stock of the Company representing more than 50% of the total voting power of the Company’s Voting Stock.

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“GAAP” shall have the meaning assigned to such term in Section 4.6(b)).

“Investment Period” means the period commencing on the Effective Date of the Registration Statement and expiring on the date this Agreement is terminated pursuant to Article VII.

“Investor” shall have the meaning assigned to such term in the preamble of this Agreement.

“Investor Expense Reimbursement” shall have the meaning assigned to such term in Section 9.1.

“Investor Party” shall have the meaning assigned to such term in Section 8.1(a).

“Issuer Covered Person” shall have the meaning assigned to such term in Section 4.33.

“IT Systems” shall have the meaning assigned to such term in Section 4.32.

“Knowledge” means, with respect to the Company, the actual knowledge of the Company’s Chief Executive Officer, President, Chief Financial Officer and its General Counsel, in each case after reasonable inquiry of all officers, directors and employees of the Company and its Subsidiaries under their direct supervision who would reasonably be expected to have knowledge or information with respect to the matter in question.

“Material Adverse Effect” means any material adverse effect on (i) the enforceability of any Transaction Document, (ii) the results of operations, assets, business or financial condition of the Company and its Subsidiaries, taken as a whole, other than any material adverse effect that resulted primarily from (A) any change in the United States or foreign economies or securities or financial markets in general, (B) any change that generally affects the industry in which the Company and its Subsidiaries operate, (C) any change arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof, (D) any action taken by the Investor, its Affiliates or its or their successors and assigns with respect to the transactions contemplated by this Agreement and the Registration Rights Agreement, (E) the effect of any change in applicable laws or accounting rules, or (F) any change resulting from compliance with terms of this Agreement or the Registration Rights Agreement or the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement, or (iii) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document to which it is a party to be performed as of the date of determination.

“Material Agreements” shall have the meaning assigned to such term in Section 4.17.

“Money Laundering Laws” shall have the meaning assigned to such term in Section 4.30.

“New Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Notice Delivery Time” shall have the meaning assigned to such term in Section 6.3.

“Notice of Effectiveness” shall have the meaning assigned to such term in Section 9.2.

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“OFAC” shall have the meaning assigned to such term in Section 4.31.

“Person” means any person or entity, whether a natural person, trustee, corporation, partnership, limited partnership, limited liability company, trust, unincorporated organization, business association, firm, joint venture, governmental agency or authority.

“Personal Data” shall have the meaning assigned to such term in Section 4.32.

“Prospectus” means the prospectus in the form included in a Registration Statement, as supplemented from time to time by any Prospectus Supplement, including the documents incorporated by reference therein.

“Prospectus Supplement” means any prospectus supplement to the Prospectus filed with the Commission from time to time pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein.

“Reference Period” shall have the meaning assigned to such term in Section 5.6(b).

“Reference Price” shall have the meaning assigned to such term in Section 5.6(b).

“Registrable Securities” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Registration Rights Agreement” shall have the meaning assigned to such term in the recitals hereof.

“Registration Statement” shall mean a registration statement on Form S-1 to be filed by the Company with the Commission under the Securities Act for the registration of the Securities, as such Registration Statement may be amended and supplemented from time to time, including all documents filed as part thereof or incorporated by reference therein, and including all information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, including any comparable successor registration statement filed by the Company with the Commission under the Securities Act for the registration of shares of its Common Stock, including the Shares.

“Regulation D” shall have the meaning assigned to such term in the recitals of this Agreement.

“Restricted Period” shall have the meaning assigned to such term in Section 5.9(a).

“Restricted Person” shall have the meaning assigned to such term in Section 5.9(a).

“Restricted Persons” shall have the meaning assigned to such term in Section 5.9(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect.

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“Sale Price” means any trade price for a share of Common Stock executed on the Trading Market between 9:30 a.m., New York City time, or such other time publicly announced by the Trading Market and ending at 4:00 p.m., New York City time, on the applicable Fixed Purchase Date, as reported by Bloomberg.

“Sanctioned Countries” shall have the meaning assigned to such term in Section 4.31.

“Sanctioned Country” shall have the meaning assigned to such term in Section 4.31.

“Sanctioned Persons” shall have the meaning assigned to such term in Section 4.31.

“Sanctions” shall have the meaning assigned to such term in Section 4.31.

“Securities” means, collectively, the Shares and the Commitment Shares.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Shares” shall mean the shares of Common Stock that are and/or may be purchased by the Investor under this Agreement pursuant to one or more Fixed Purchase Notices but not including the Commitment Shares.

“Short Sales” shall mean “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act.

“Stock Plan” shall have the meaning assigned to such term in Section 4.21.

“Subsidiary” and “Subsidiaries” shall have the meanings assigned to such terms in Section 4.7.

“Total Purchase Commitment” shall have the meaning assigned to such term in Section 1.1.

“Trading Day” shall mean any day on which the Trading Market is open for trading, including any day on which the Trading Market is open for trading for a period of time less than the customary time unless otherwise set forth herein.

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“Trading Market” means OTCQX market operated by OTC Markets Group, Inc. or such other Eligible Market on which the Common Stock is then listed or traded.

“Transaction Documents” means, collectively, this Agreement (as qualified by the Disclosure Schedule) and the exhibits hereto, the Registration Rights Agreement and each of the other agreements, documents, certificates and instruments entered into or furnished by the parties hereto in connection with the transactions contemplated hereby and thereby.

“Transfer Agent” means Transfer Online, Inc., or such other Person who is then serving as the transfer agent for the Company in respect of the Common Stock.

“Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any equity or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock or Common Stock Equivalents either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such equity or debt securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), (ii) issues or sells any equity or debt securities, including without limitation, Common Stock or Common Stock Equivalents, either (A) at a price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (other than standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), or (B) that are subject to or contain any put, call, redemption, buy-back, price-reset or other similar provision or mechanism (including, without limitation, a “Black-Scholes” put or call right, other than in connection with a “fundamental transaction”) that provides for the issuance of additional equity securities of the Company or the payment of cash by the Company, or (iii) enters into any agreement with any Person other than the Investor or an Affiliate of the Investor, including, but not limited to, an “equity line of credit” or “at the market offering” or other continuous offering or similar offering of Common Stock or Common Stock Equivalents, whereby the Company may sell Common Stock or Common Stock Equivalents at a future determined price.

“Voting Stock” means securities of any class or kind having the power to vote generally for the election of directors, managers or other voting members of the governing body of the Company or any successor thereto.

“VWAP” means, for the Common Stock for a specified period, the dollar volume-weighted average price for the Common Stock on the Trading Market for such period, as reported by Bloomberg through its “AQR” function. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

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